UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Allied Healthcare International Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ALLIED HEALTHCARE INTERNATIONAL INC.
245 Park Avenue
New York, New York 10167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held at 10:00 a.m. on May 18, 2010

To the holders of shares of common stock and holders of depository interests representing shares of common stock of Allied Healthcare International Inc.:
NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Allied Healthcare International Inc. will be held at the offices of Edwards Angell Palmer & Dodge LLP, 750 Lexington Avenue, New York, New York 10022, on Tuesday, May 18, 2010, at 10:00 a.m., New York time, to consider and act upon the following matters:
I. To elect the seven directors named in the attached Proxy Statement to our board of directors.
II. To ratify the Rights Agreement, dated April 2, 2009, as amended March 10, 2010, between our company and Computershare Trust Company, N.A., as rights agent.
III. To ratify the appointment of Eisner LLP as independent auditors for our company for our fiscal year ending September 30, 2010.
IV. To transact such other business as may properly come before the annual meeting and any and all adjournments and postponements thereof.
We describe these items of business more fully in the attached Proxy Statement. Only shareholders of record at the close of business on March 29, 2010 are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof.
A copy of our annual report to shareholders for our fiscal year ended September 30, 2009 is enclosed with this Notice of Annual Meeting of Shareholders and the attached Proxy Statement. The annual report to shareholders is not part of our proxy solicitation materials.
All shareholders are cordially invited to attend the annual meeting. Whether or not you expect to attend the annual meeting, please vote. You may vote your shares by completing and returning the enclosed proxy card for holders of common stock or form of instruction for holders of depository interests or you may vote electronically through the Internet or by telephone by following the instructions on your proxy card or form of instruction. Your vote is being solicited by the board of directors.

By Order of the Board of Directors

Leslie J. Levinson
Secretary
New York, New York
March 31, 2010

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ALLIED HEALTHCARE INTERNATIONAL INC.
245 Park Avenue
New York, New York 10167

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
to be held at 10:00 a.m. on May 18, 2010

THE ANNUAL MEETING
We are furnishing this Proxy Statement to the shareholders of Allied Healthcare International Inc. and holders of depository interests representing shares of common stock of Allied Healthcare International Inc. as part of the solicitation of proxies by the board of directors for use at the annual meeting. The Notice of Annual Meeting of Shareholders, this Proxy Statement, the accompanying proxy card for holders of common stock or form of instruction for holders of depository interests and the accompanying annual report to shareholders for our fiscal year ended September 30, 2009 are first being mailed to shareholders on or about March 31, 2010.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2010
This proxy statement and our annual report to shareholders for the fiscal year ended September 30, 2009 are available at http://www.ir-site.com/alliedhealthcare/proxy.asp.
Date, Time and Place
We will hold the annual meeting of shareholders on Tuesday, May 18, 2010, at 10:00 a.m. local time, at the offices of Edwards Angell Palmer & Dodge LLP, 750 Lexington Avenue, New York, New York 10022.
Proposals to be Considered at the Annual Meeting
At the annual meeting, shareholders will be asked to consider and vote upon the following matters:
I. To elect the seven directors named herein to our board of directors.
II. To ratify the Rights Agreement, dated April 2, 2009, as amended March 10, 2010 (the “Rights Agreement”), between our company and Computershare Trust Company, N.A., as rights agent.

III. To ratify the appointment of Eisner LLP as independent auditors for our company for our fiscal year ending September 30, 2010.
IV. To transact such other business as may properly come before the annual meeting and any and all adjournments and postponements thereof.
Who Can Vote
You are entitled to vote if you were a holder of record of the common stock of our company as of the close of business on March 29, 2010 (the “Record Date”). In addition, if you are a holder of depository interests at the Record Date, you are entitled to direct Computershare Company Nominees Limited (the “Depository Interest Registrar”) how to vote the shares represented by your depository interests.
All holders of common stock and depository interests as of the Record Date will be entitled to vote for the election of seven directors to be elected at the annual meeting and upon the ratification of the Rights Agreement and the ratification of our independent auditors.
A list of the shareholders of record of the common stock of our company as of the Record Date will be available for examination during ordinary business hours, for any purpose germane to the annual meeting, at the offices of Edwards Angell Palmer & Dodge LLP, 750 Lexington Avenue, New York, New York 10022 for a period of at least ten days before the annual meeting.
Shares Outstanding and Entitled to Vote; Quorum
As of the Record Date, there were 45,136,229 shares of common stock outstanding (excluding shares held in treasury, but including shares represented by depository interests). Each share of common stock is entitled to one vote. Each depository interest represents one share of common stock; accordingly, holders of depository interests are entitled to direct the Depository Interest Registrar how it should vote with respect to one share of common stock for each depository interest held.
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the transaction of business at the annual meeting.
Vote Required
If a quorum is present, a nominee for election to a position on the board of directors will be elected as a director if he or she receives a plurality of the votes cast at the annual meeting.
If a quorum is present, the ratification of the Rights Agreement and the ratification of Eisner LLP as our independent auditors for our fiscal year ending September 30, 2010 will each require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting.
We have retained Computershare Investor Services, LLC, the transfer agent for our common stock, to tabulate the votes at the annual meeting.

Effect of Abstentions, Withheld Votes and Broker Non-Votes
Shares of stock represented by properly executed proxies that reflect abstentions, withheld votes and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum. “Broker non-votes” are proxies received from brokers or other nominees for the beneficial owners of the shares in which the broker or nominee votes on some matters but not on others because it does not have discretionary authority to vote and has not received voting instructions from the beneficial owner of the shares. Withheld votes and broker non-votes will have no effect on the outcome of the vote on the election of directors. However, abstentions and broker non-votes will have the effect of a vote against the proposal to ratify the Rights Agreement and the proposal to ratify the appointment of our independent auditors.
Voting by Directors, Executive Officers and Principal Shareholders
At the close of business on the Record Date, our company’s directors and executive officers and their affiliates owned and were entitled to vote an aggregate of 205,257 shares of common stock, which represented less than 1% of the outstanding shares of common stock. Each of our directors and executive officers and their affiliates have indicated their present intention to vote, or cause to be voted, their shares of common stock for the election of the directors named herein, for the ratification of the Rights Agreement and for the ratification of Eisner LLP as our independent auditors for our fiscal year ending September 30, 2010.
How You Can Vote
Registered Holders. If you a registered holder of shares of our common stock (i.e., your name is listed on our transfer agent’s books as being held directly by you), you may vote in person at the annual meeting. If you vote in person at the annual meeting, you will be asked to complete a proxy card and submit it to the chairman of the meeting.
If you are a registered holder, you may also vote by proxy at the annual meeting. To vote by proxy, simply mark your proxy card “for,” “withhold,” “against” or “abstain” with respect to the proposals to be voted upon, date and sign it, and return it in the postage-paid envelope provided. All shares entitled to vote and represented by properly executed proxy cards that are received before the polls are closed at the annual meeting, and not revoked or superseded, will be voted at the annual meeting in accordance with the instructions indicated on those proxy cards. If you are a registered holder, you may also cast your proxy electronically through the Internet or by telephone by following the instructions on your proxy card.
Beneficial Holders. If you are not the holder of record of your shares (i.e., they are held in the name of a broker, bank or other nominee), you will receive a voting card from your broker, bank or other nominee (or an agent acting on behalf of such institution) that you must return to your broker, bank or other nominee or its agent in order for your shares to be voted. Your shares will then be voted by proxy by your broker, bank or other nominee. If you are not a holder of record of your shares, you will be entitled to vote electronically through the Internet or by telephone by following the instructions on the voting card that you receive from your broker, bank or other nominee (or an agent acting on behalf of such institution).

If your shares of common stock are held by a broker, bank or other nominee and you wish to vote those shares in person at the annual meeting, you must obtain from the nominee holding your shares a properly executed legal proxy, identifying you as a shareholder of our company, authorizing you to act on behalf of the nominee at the annual meeting and specifying the number of shares with respect to which the authorization is granted.
Holders of Depository Interests. Holders of depository interests will be mailed a Form of Instruction by the Depository Interest Registrar. Holders of depository interests who wish to vote at the meeting should return the Form of Instruction to the Depository Interest Registrar, marked with their voting instructions. Holders of depository interests will be entitled to vote electronically through the Internet by following the instructions on the Form of Instruction to the Depository Interest Register. Holders of depository interests will not be entitled to vote by telephone.
Effect of Not Casting Your Vote
Registered Holders. If you a registered holder of shares of our common stock and you do not cast your vote, either in person or by proxy, no votes will be cast on your behalf on any of the items of business at the annual meeting.
Beneficial Holders. If you are not the holder of record of your shares, it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you were a beneficial holder and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.
Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.
Because the proposal to ratify the Rights Agreement is a non-routine matter, your bank or broker will not be allowed to vote your shares on your behalf unless you instruct it to do so.
Your bank or broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of our company’s independent auditors.
Holders of Depository Interests. If you are a holder of Depository Interests and you do not return the Form of Instruction to the Depository Interest Registrar, marked with your voting instructions, you will not be able to vote at the annual meeting.
Voting of Proxies
Where a signed proxy card is returned, but no specific instructions are indicated, your shares will be voted FOR each of the proposals. Proxy cards marked as abstaining or withholding a vote will be treated as present for purposes of determining a quorum for the annual meeting, but will not be counted as a vote cast in respect of any matter as to which abstinence or withholding a vote is indicated.

Where a signed Form of Instruction is returned to the Depository Interest Registrar, but no specific instructions are indicated, your shares will not be voted at the annual meeting.
Revocation of Proxy
If you are a registered holder and vote by proxy card, you may revoke that proxy at any time before it is voted at the annual meeting. You may do this by:
•	signing a written notice of revocation, dated later than the proxy card, and returning it to us, at 245 Park Avenue, New York, New York 10167 (Attn.: Secretary), prior to the Annual Meeting;
•	signing another proxy card with a later date and returning it to us, at 245 Park Avenue, New York, New York 10167 (Attn.: Secretary), prior to the annual meeting; or
•	attending the annual meeting in person and casting a ballot (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy card).
If you hold a depository interest and wish to revoke your voting instructions, you will need to contact the Depository Interest Registrar.
If you are either a registered holder or a beneficial holder whose shares are held in the name of a broker, bank or other nominee and you vote by the Internet or by telephone, you may vote again at a later date, using the same procedure, in which case the later submitted vote will be recorded and the earlier vote revoked.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth the number of shares of common stock, and the percentage of shares of common stock, beneficially owned as of the Record Date (except as noted in the footnotes below) by (1) each director of our company, (2) each named executive officer (as such term is defined below under “Executive Compensation,” (3) all persons known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, and (4) all directors and named executive officers of our company as a group (8 persons). The information as to the number of shares of our common stock beneficially owned by the individuals and entities listed below was derived from reports filed with the Securities and Exchange Commission by such persons and company records. To our knowledge, except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Except as set forth below, the address of each of the following holders of shares of our common stock is c/o Allied Healthcare International Inc., 245 Park Avenue, New York, New York 10167.

	Number of
	Shares of		Percentage of
	Common Stock		Common Stock
	Beneficially		Beneficially
Name	Owned		Owned(1)
Alexander (Sandy) Young	116,839	(2)	*
Paul Weston	122,000	(3)	*
Sophia Corona	130,000	(4)	*
G. Richard Green	222,354	(5)	*
Mark Hanley	15,000	(6)	*
Wayne Palladino	157,164	(7)	*
Jeffrey S. Peris	191,000	(8)	*
Ann Thornburg	168,750	(9)	*
Rutabaga Capital Management	3,985,347	(10)	8.8
Dimensional Fund Advisors LP	3,642,953	(11)	8.1
Austin W. Marxe and David M. Greenhouse	2,929,718	(12)	6.5
Keane Capital Management, Inc.	2,614,581	(13)	5.8
BlackRock, Inc.	2,305,932	(14)	5.1
All named executive officers and directors as a group (8 persons)	1,123,107	(15)	2.4

*	Less than 1%.

(1)	As of the Record Date, there were 45,136,229 shares of our common stock outstanding. The percentage given for each shareholder assumes that such shareholder has exercised the options held by such shareholder that are exercisable within 60 days of the Record Date, but that no other shareholders have exercised the options held by them.

(2)	Does not include 200,000 shares subject to options and 566,135 stock appreciation rights held by Mr. Young that are not exercisable within 60 days of the Record Date.

(3)	Consists of 122,000 shares subject to options held by Mr. Weston that are exercisable within 60 days of the Record Date. Does not include 120,000 shares subject to options held by Mr. Weston that are not exercisable within 60 days of the Record Date.

(4)	Consists of 130,000 shares subject to options held by Ms. Corona that are exercisable within 60 days of the Record Date. Does not include 90,000 shares subject to options held by Ms. Corona that are not exercisable within 60 days of the Record Date.

(5)	Consists of 3,000 shares of common stock held by Mr. Green, 57,995 shares of common stock held jointly by Mr. Green and his wife, 19,259 shares of common stock held by Orion Nominees Limited, an affiliate of Mr. Green, 139,500 shares subject to options held by Mr. Green that are exercisable within 60 days of the Record Date and 2,600 shares owned of record by Mr. Green’s wife, as to which Mr. Green disclaims beneficial ownership. Mr. Green has shared voting and shared dispositive power over the shares of our common stock held jointly by him and his wife and sole voting and sole dispositive power over the shares of our common stock held by Orion Nominees Limited. Does not include an additional 82,500 shares subject to options held by Mr. Green that are not exercisable within 60 days of the Record Date.

(6)	Consists of 15,000 shares subject to options held by Mr. Hanley that are exercisable within 60 days of the Record Date. Does not include 45,000 shares subject to options held by Mr. Hanley that are not exercisable within 60 days of the Record Date.

(7)	Consists of 5,914 shares of common stock held by Mr. Palladino, 250 shares held jointly by Mr. Palladino and his wife and 151,000 shares subject to options that are exercisable within 60 days of the Record Date. Does not include an additional 90,000 shares subject to options held by Mr. Palladino that are not exercisable within 60 days of the Record Date.

(8)	Consists of 2,000 shares of common stock held by Marjon Repjel, LP and 189,000 shares subject to options held by Dr. Peris that are exercisable within 60 days of the Record Date. Dr. Peris has shared voting and shared dispositive power over the shares of common stock held by Marjon Repjel, LP with his wife. Does not include an additional 110,000 shares subject to options held by Dr. Peris that are not exercisable within 60 days of the Record Date.

(9)	Consists of 168,750 shares subject to options held by Ms. Thornburg that are exercisable within 60 days of the Record Date. Does not include 106,250 shares subject to options held by Ms. Thornburg that are not exercisable within 60 days of the Record Date.

(10)	The number of shares owned is given as of February 11, 2010, the date of filing of the Schedule 13G amendment by Rutabaga Capital Management (“Rutabaga”) with the Securities and Exchange Commission. According to the Schedule 13G amendment, Rutabaga has sole voting power with respect to 2,422,020 shares of our common stock, shared voting power with respect to 1,563,327 shares of our common stock, sole dispositive power with respect to 3,985,347 shares of our common stock and shared dispositive power with respect to no shares of our common stock. Rutabaga’s address is 64 Broad Street, 3rd Floor, Boston, Massachusetts 02109.

(11)	The number of shares owned is given as of February 8, 2010, the date of filing of the Schedule 13G amendment by Dimensional Fund Advisors LP (“Dimensional”) with the Securities and Exchange Commission. According to the Schedule 13G amendment, Dimensional has sole voting power with respect to 3,561,850 shares of our common stock, shared voting power with respect to no shares of our common stock, sole dispositive power with respect to 3,642,953 shares of our common stock and shared dispositive power with respect to no shares of our common stock. Dimensional’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(12)	The number of shares owned is given as of February 16, 2010, the date of the joint filing on Schedule 13G by Mr. Marxe and Mr. Greenhouse with the Securities and Exchange Commission. According to the Schedule 13G, Messrs. Marxe and Greenhouse share voting and investment power over 351,231 shares of our common stock owned by Special Situations Cayman Fund, L.P. and 2,578,487 shares of our common stock owned by Special Situations Fund III QP, L.P. Messrs. Marxe’s and Greenhouse’s address is 527 Madison Avenue, Suite 2600, New York, NY 10022.

(13)	The number of shares owned is given as of February 17, 2009, the date of filing of the Schedule 13G amendment by Keane Capital Management, Inc. (“Keane”) with the Securities and Exchange Commission. According to the Schedule 13G amendment, Keane has sole voting power with respect to 2,614,581 shares of our common stock, shared voting power with respect to no shares of our common stock, sole dispositive power with respect to 2,614,581 shares of our common stock and share dispositive power with respect to no shares of our common stock. Keane’s address is 3440 Torringdon Way, Suite 308, Charlotte, North Carolina 28277.

(14)	The number of shares owned is given as of January 29, 2010, the date of filing of the Schedule 13G by BlackRock, Inc. (“BlackRock”) with the Securities and Exchange Commission. According to the Schedule 13G, BlackRock has sole voting power with respect to 2,305,932 shares of our common stock, shared voting power with respect to no shares of our common stock, sole dispositive power with respect to 2,305,932 shares of our common stock and shared dispositive power with respect to no shares of our common stock. BlackRock’s address is 40 East 52nd Street, New York, New York, 10022.

(15)	Includes an aggregate of 915,250 shares subject to options held by our executive officers and directors that are exercisable within 60 days of the Record Date and 2,600 shares owned of record by Mr. Green’s wife, as to which Mr. Green disclaims beneficial ownership.

PROPOSAL I: ELECTION OF DIRECTORS
At the annual meeting, seven directors are to be elected to our board of directors. The seven nominees for election whom shareholders are to vote upon are:
Sophia Corona
G. Richard Green
Mark Hanley
Wayne Palladino
Jeffrey S. Peris
Ann Thornburg
Alexander (Sandy) Young
All of the nominees are currently members of our board of directors. All of the nominees were nominated by our board of directors upon the recommendation of our Nominating and Corporate Governance Committee.
Our board of directors recommends that the shareholders vote FOR the election of the seven directors named above to our board.
The persons named in the enclosed proxy card intend to vote for the election of the individuals named above unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees become unable to serve when the election occurs, it is the intention of the person named in the enclosed proxy card to vote for the election of such other individuals as the board of directors recommends.
There is no cumulative voting for the election of directors.
Our Directors and Officers
The following table sets forth certain information concerning the officers of our company and the directors of our company. (Ages are given as of the Record Date.)

Name	Age	Positions with our Company
Alexander (Sandy) Young	55	Chief Executive Officer and Director
Paul Weston	45	Chief Financial Officer
Leslie J. Levinson	54	Secretary
Sophia Corona	46	Director
G. Richard Green	70	Director
Mark Hanley	49	Director
Wayne Palladino	51	Director
Jeffrey S. Peris	63	Non-Executive Chairman of the Board
Ann Thornburg	60	Director
The following paragraphs provide certain biographical information regarding each director and officer. For each nominee for director, the paragraphs include a description of the experiences, qualifications, attributes or skills that led our Nominating and Corporate Governance Committee to conclude that he or she should be renominated for election at the annual meeting. In addition, another factor the Nominating and Corporate Governance Committee considered in reaching its conclusion that the individuals listed below should be renominated was that each of them has served for a number of years on our board and is thus familiar with our company and its operations.

Alexander (Sandy) Young has served as chief executive officer and a director of our company since January 2008. From 2004 until joining our company, Mr. Young was the managing director of electronic security at Chubb Electronic Security (“Chubb”), a subsidiary of United Technologies Corporation, a U.S.-based conglomerate. Prior to working at Chubb, Mr. Young worked for 27 years at Rentokil Initial, UK, a U.K.-based conglomerate, and its predecessors, rising from branch management to regional managing director for Northern Europe. Mr. Young has extensive experience in operating businesses, including serving as the chief executive officer of our company.
Paul Weston assumed the office of chief financial officer of our company in October 2008. From May 2008 until September 2008, Mr. Weston served as our company’s chief financial officer designate and, from 2004 until September 2008, Mr. Weston served as the company’s financial director in the United Kingdom, with responsibility for all of our U.K. operating subsidiaries. In addition, from June 2006 until July 2006, Mr. Weston served as interim chief financial officer of our company. From 2001 to 2004, Mr. Weston was group financial controller at SSL plc, a global manufacturer and distributor of healthcare and consumer products, and prior to that he spent seven years in various corporate finance positions for the European operations of Fruit of the Loom, a textile manufacturer. Mr. Weston qualified with the Institute of Chartered Accountants (ACA) in England and Wales in 1990.
Leslie J. Levinson has served as secretary of our company since September 1999 and had previously served in such capacity from October 1990 until July 1997. Since April 2009, he has been a partner in the law firm of Edwards Angell Palmer & Dodge LLP, which firm serves as counsel to our company. From March 2007 until April 2009, he was a partner in WolfBlock LLP, which firm served as counsel to our company. From 2002 until March 2007 he was a partner in Brown Raysman Millstein Felder & Steiner LLP and its successor, Thelen Reid Brown Raysman & Steiner LLP, which firm served as counsel to our company, and from 1991 until 2002 he was a partner in the law firm of Baer Marks & Upham LLP, which firm served as counsel to our company.
Sophia Corona has been a director of our company since November 2006. Since February 2007, she has been employed by Creditex Group Inc., an inter-dealer broker that provides market participants with an electronic credit derivatives trading platform. From February 2007 until January 2010, she served as chief financial officer of Creditex Group Inc. and from January 2010 until the present she has served as chief operating officer of Creditex Group Inc. From April 2006 until February 2007, Ms. Corona was a financial advisor to privately-owned companies. From October 2001 until March 2006, she was the chief financial officer of Bigfoot Interactive, Inc (now known as Epsilon Interactive, Inc.), a provider of e-mail communications and marketing services, which was acquired by Alliance Data Systems Corporation, a New York Stock Exchange-listed company that is a provider of transaction services, credit services and marketing services, in September 2005. From 2000 until 2001, Ms. Corona was the vice president of business development for Visual Radio, LLC, a technology incubation fund that she co-founded in 1996 and in which she was employed as the chief financial officer from 1996 until 1998. From 1998 until 2000, she was a senior vice president with Prism Communications Services, Inc., a telecommunications provider. Ms. Corona has a strong background in operating businesses and in financial reporting.

G. Richard Green has been a director of our company since August 1998. Mr. Green has been the chairman since 1987 and a director since 1964 of J.H. & F.W. Green Ltd., a conglomerate based in the United Kingdom. Since 1964, Mr. Green has held various positions at J.H. & F.W. Green Ltd. and several of its subsidiaries. During his tenure at J.H. and F.W. Green Ltd. and its subsidiaries, Mr. Green has been involved in all major aspects of operating a business, including management, finance and compensation.
Mark Hanley has been a director of our company since January 2009. Mr. Hanley previously served as a member of the board of directors of our company from November 2005 until April 2007. Since February 2007, Mr. Hanley has served as the president and chief executive officer of Clinical Research Advantage Inc., a pharmaceutical clinical trials company. From August 2005 until February 2007, he was a consultant to companies in the healthcare industry. From 2000 to August 2005, Mr. Hanley was president and chief executive of O2 Science Acquisition Corporation, a provider of respiratory services. From 1998 to 1999, he was a senior vice president, sales and marketing, of Coram Healthcare Corporation, which provides specialized home infusion therapies and services in the United States and Canada. From 1995 to 1997, Mr. Hanley was an executive director/director of business development of Transworld Healthcare (UK) Limited, a subsidiary of the company now known as Allied Healthcare Holdings Limited. From 1987 to 1995, he held various positions with Apria Healthcare Group, Inc., a California-based home healthcare company. Mr. Hanley has extensive experience in the health-care industry, including prior service in management of one of our subsidiaries.
Wayne Palladino has been a director of our company since September 2003. Mr. Palladino has worked at Pzena Investment Management LLC, an asset management firm, since June 2002, where he currently serves as head of client service. From May 2007 until April 2009, he was the chief financial officer of Pzena Investment Management LLC. From August 2000 until June 2002, he was senior vice president and chief financial officer of Lillian Vernon Corporation, a catalog retailer. Mr. Palladino was a vice president of our company from February 1991 until September 1996, senior vice president of our company from September 1996 until August 2000 and chief financial officer of our company from February 1991 until August 2000. Mr. Palladino has an extensive background in public company finance, including prior service as chief financial officer of our company.
Jeffrey S. Peris has been a director of our company since May 1998 and the non-executive chairman of the board of our company since June 2009. From April 2009 until June 2009, he served as the interim non-executive chairman of the board of our company. Since May 2006, Dr. Peris has served as an executive advisor to leading established global and new business entities. Dr. Peris served as the corporate vice president of human resources and chief learning officer of Wyeth (formerly American Home Products Corporation), a global pharmaceutical company, from 2001 until 2006. Dr. Peris was a corporate vice president of Knoll Pharmaceutical (Abbott Laboratories), where he was responsible for human resources, public affairs and investor relations, from 1998 until 2001. Dr. Peris was a management consultant to various Fortune 100 companies from 1997 until 1998. From 1972 until 1997, Dr. Peris was employed by Merck Co., Inc., a leading global pharmaceutical company, where he served in senior executive officer roles in research and development, clinical drug development, global marketing and corporate human resources. He was also a member of Merck’s world-renowned Research Management Council. Dr. Peris has extensive pharmaceutical-healthcare experience in the clinical research, marketing and human resources fields, including executive compensation, recruitment and leadership development.

Ann Thornburg has been a director of our company since November 2006. From October 1982 until September 2006, Ms. Thornburg was a partner at PricewaterhouseCoopers LLP, an auditing firm. At PricewaterhouseCoopers LLP, she served in a variety of client service and management roles, including acting as audit partner for major health care clients. From 2001 until 2005, Ms. Thornburg was a member of the U.S. Board of Partners and Principals of PricewaterhouseCoopers LLP. Since July 2007 she has been a member of the faculty of the Kennedy School of Government at Harvard University. Ms. Thornburg has extensive experience in auditing public companies, including health care companies.
All directors of our company are elected by the shareholders for a one-year term and hold office until their successors are elected and qualified or until their earlier death, resignation or removal. Officers are chosen by and serve at the discretion of the board of directors, subject to any applicable employment contracts. There are no family relationships among our directors and officers.
Board Leadership Structure
We separate the roles of chairman of the board and chief executive officer. Our chairman’s primary responsibilities are to manage the board and serve as the primary liaison between our board and our chief executive officer, while the primary responsibility of the chief executive officer is to manage the day-to-day affairs of our company, taking into account the policies and directions of our board.
We believe that the posts of chairman and chief executive officer should not be held by the same individual because such an arrangement promotes more robust and open communication among the board. However, no single leadership structure is right for all companies at all times.
The Board’s Risk Oversight Role
Our board of directors has an active role, as a whole and through its committees, in overseeing the management of the material risks associated with our company and its operations, including operational, financial, legal and strategic risks. In its risk oversight role, the board meets regularly with our chief executive officer, whose responsibilities include identifying and managing the principal risks associated with our company and its operations, and with other members of management to discuss and manage the risks to which we are subject.
Our board has delegated to the Audit and Compensation Committees the lead responsibility for dealing with risks that arise within each committee’s purview. Our Audit Committee is responsible for the oversight of risks related to accounting and financial reporting matters. Our Compensation Committee is responsible for the oversight of risks relating to our compensation policies and practices. The committees regularly discuss risks within their purview with their advisors and members of management. When appropriate, the committees will report on their discussions of risk-related matters to the full board.

Director Independence
Our board of directors has determined that Sophia Corona, G. Richard Green, Mark Hanley, Wayne Palladino, Jeffery A. Peris and Ann Thornburg are “independent directors,” as such term is defined in the rules of the Nasdaq Stock Market. The only current member of our board of directors who is not independent is Alexander (Sandy) Young, who serves as an executive officer of our company.
All of the members of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee are “independent directors,” as such term is defined in the rules of the Nasdaq Stock Market. The members of our Audit Committee also satisfy the requirements for independence imposed upon audit committee members by Rule 10A-3 promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission.
The Nasdaq rules for independent directors provide, among other things, that a director cannot be considered independent if he or she has been employed by the issuer in the past three years. In considering whether Mr. Palladino qualifies as an “independent director” under the Nasdaq rules, our board of directors considered the fact that he served from February 1991 until August 2000 as an officer of our company in various positions (including chief financial officer). In considering whether Mr. Hanley qualifies as an “independent director” under the Nasdaq rules, our board of directors considered the fact that he served from 1995 to 1997 as an executive director/director of business development of Transworld Healthcare (UK) Limited, a subsidiary of our company now known as Allied Healthcare Holdings Limited.
Meetings of the Board of Directors
The business of our company is managed under the direction of our board of directors. Members of the board of directors are informed about our company’s affairs through various reports and documents distributed to them, through operating and financial reports routinely presented at meetings of the board of directors and committee meetings by the chairman and other officers, and through other means. In addition, directors of our company discharge their duties throughout the year not only by attending board of directors’ meetings, but also through personal meetings and other communications, including telephone contact with the chairman of the board and others regarding matters of interest and concern to our company.
During our fiscal year ended September 30, 2009, our company’s board of directors held 22 formal meetings (not including executive sessions of the directors at which only independent directors were present). Our board did not act by written consent in lieu of a meeting during fiscal 2009. During our fiscal year ended September 30, 2009, no director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and any committees on which he or she served.

Board Committees
Our board of directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Strategic Investment Committee. In addition, our board of directors on occasion may appoint ad hoc committees of directors for discrete purposes. The members of each committee are appointed by the board of directors.
Audit Committee. The Audit Committee assists our board of directors in monitoring (1) the integrity of our financial statements, (2) the independence and qualifications of our independent auditors, and (3) the performance of our independent auditors and our internal audit functions. The current written charter for the Audit Committee was adopted by our board of directors in May 2007. A copy of the charter of the Audit Committee is available on our website at www.alliedhealthcare.com under “Investors.”
The Audit Committee consists of Ms. Corona, Mr. Palladino and Ms. Thornburg. Ms. Thornburg serves as chairman of the Audit Committee. Each member of the Audit Committee is an “independent director,” as such term is defined in the rules of Nasdaq Stock Market. The board of directors has determined that Ann Thornburg is an “audit committee financial expert,” as such term is defined in the regulations promulgated by the Securities and Exchange Commission.
During our fiscal year ended September 30, 2009, the Audit Committee held four formal meetings; it did not act by written consent in lieu of a meeting during that period. In addition, the members of the Audit Committee held numerous informal meetings (consisting generally of telephone conference calls) among themselves during fiscal 2009.
Compensation Committee. For a discussion the role of our Compensation Committee and its members, see “Executive Compensation—Compensation Discussion and Analysis—The Compensation Committee.”
During our fiscal year ended September 30, 2009, the Compensation Committee held four formal meetings; it did not act by written consent during that period. In addition, the members of the Compensation Committee held numerous informal meetings (consisting generally of telephone conference calls) among themselves during fiscal 2009.
Nominating and Corporate Governance Committee. The purposes of the Nominating and Corporate Governance Committee are to (1) identify individuals qualified to become members of our board of directors, (2) recommend to the board a slate of director nominees to be elected by shareholders, (3) recommend to the board director candidates to be elected by the board to fill any vacancies, (4) recommend directors for appointment to board committees, (5) review and recommend changes to the corporate governance documents of our company and (6) oversee the annual evaluation of the board and the committees thereof and conduct the annual performance evaluation of our chairman. The Nominating and Corporate Governance Committee is also charged with considering any other corporate governance issues that arise from time to time and developing appropriate recommendations for the board. It is authorized to conduct investigations into or studies of matters within the committee’s scope of responsibilities. The charter for our Nominating and Corporate Governance Committee was revised and restated by our board of directors in June 2009. A copy of the charter of the Nominating and Corporate Governance Committee is attached to this proxy statement as Annex A and is available on our website at www.alliedhealthcare.com under “Investors.”

Our Nominating and Corporate Governance Committee consists of Sophia Corona, G. Richard Green, Jeffrey S. Peris and Ann Thornburg. Ms. Thornburg serves as chair of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee are “independent directors,” as such term is defined in the rules of the Nasdaq Stock Market.
During our fiscal year ended September 30, 2009, the Nominating and Corporate Governance Committee held two formal meetings; it did not act by written consent in lieu of a meeting during that period. In addition, the members of the Nominating and Corporate Governance Committee held numerous informal meetings (consisting generally of telephone conference calls) among themselves during fiscal 2009.
Strategic Investment Committee. In June 2009, our board established a Strategic Investment Committee and adopted a charter for the committee. A copy of the charter of the Strategic Investment Committee is available on our website at www.alliedhealthcare.com under “Investors.” The Strategic Investment Committee charter provides that the committee shall be composed of three members, a majority of whom must be “independent directors” under the rules of the Nasdaq Stock Market. Our Strategic Investment Committee consists of Sophia Corona, Wayne Palladino and Alexander (Sandy) Young. Ms. Corona and Mr. Palladino serve as co-chairs of the Strategic Investment Committee.
The purposes of the Strategic Investment Committee are to assist our board of directors in fulfilling its responsibilities to oversee the strategic investment management of our company, to focus the attention of our board on long-range investment objectives for our company and to review and assess strategies to implement such long-range investment objectives.
During our fiscal year ended September 30, 2009, the Strategic Investment Committee held two formal meetings; it did not act by unanimous written consent in lieu of a meeting during that period. In addition, the members of the Strategic Investment Committee held numerous informal meetings (consisting generally of telephone conference calls) among themselves during fiscal 2009.
Director Nominations
The nominees to our board of directors to be voted on at the annual meeting were recommended to our board of directors by the unanimous vote of the members of the Nominating and Corporate Governance Committee and the board has unanimously recommended that shareholders vote in favor of all of the directors being elected at the annual meeting.
We have generally used our existing directors, officers and large shareholders to identify nominees for directors. We have historically not engaged third parties to assist us in identifying director nominees.

Director nominees are recommended to the full board by our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee charter provides that, in recommending the selection of a nominee for director, the Nominating and Corporate Governance Committee shall do so based on such nominee’s business experience and skills, leadership ability, independence, judgment, integrity and ability to commit sufficient time and attention to the activities of our board, as well as the absence of any potential conflicts of interest with our company’s interests and such other considerations as the Nominating and Corporate Governance Committee shall deem appropriate. In addition, the Nominating and Corporate Governance Committee charter provides that the Nominating and Corporate Governance Committee shall, in considering whether to recommend a nominee for director, consider all requirements of applicable laws and regulations, as well as our charter documents, with regard to director qualifications.
The Nominating and Corporate Governance Committee charter provides that the Nominating and Corporate Governance Committee shall establish specific minimum qualifications that must be met by any nominee to be selected or recommended by the Nominating and Corporate Governance Committee and the specific qualities or skills that the Nominating and Corporate Governance Committee may determine from time to time to be necessary for one or more of our directors to possess. The Nominating and Corporate Governance Committee has determined that, in selecting or recommending a nominee, it shall consider, at a minimum, (i) whether the nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board of director’s oversight of the business and affairs of the company, (ii) the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities, and (iii) whether the nominee has any material personal, financial or professional interest in a competitor of the company. In order for the Nominating and Corporate Governance Committee to maintain flexibility in choosing appropriate board candidates, the Nominating and Corporate Governance Committee will not require that nominees meet any other specific or minimum requirements. When evaluating potential director candidates, the Nominating and Corporate Governance Committee will consider, in addition to the minimum requirements set forth above and in addition to those contained in the charter of the Nominating and Corporate Governance Committee, such matters as it deems appropriate, including the candidate’s independence under the rules of the Nasdaq Stock Market. All nominees are expected to be able to commit the time and effort necessary to fulfill their duties and responsibilities as a director.
The Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of director nominees submitted by a shareholder. The Nominating and Corporate Governance Committee does not believe that a formal policy is appropriate or necessary given the size and qualifications of the board and the fact that only one shareholder nomination has been made in the last ten years. The Nominating and Corporate Governance Committee intends to review periodically whether a formal policy with regard to shareholder nominations should be adopted.
The Nominating and Corporate Governance Committee will consider proposed nominees whose names are submitted by shareholders. Proposals made by shareholders for nominees at an annual meeting of shareholders must be received by us at our principal executive offices, 245 Park Avenue, New York, New York 10167 (Attn.: Secretary), no later than 120 days prior to the anniversary of the mailing of our proxy statement for use in the previous year’s annual meeting of shareholders. However, if we change our annual meeting date by more than 30 days from the date of the previous annual meeting, the proposal must be received by us at our principal executive offices no later than the close of business on the 10th day following the day on which notice of the date of the upcoming annual meeting is publicly disclosed. Any shareholder proposal to consider a director nominee must include all information relating to the proposed director nominee that would be required to be disclosed in a proxy statement relating to the solicitation of proxies for the election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder. Shareholders nominees will be evaluated in the same manner as nominees submitted by directors, officers and large shareholders.

As required by the rules of the Nasdaq Stock Market, the Nominating and Corporate Governance Committee, at the direction of our board, has adopted a resolution that addresses the nominations process. The foregoing is a summary of such resolution.
Board Diversity
Our corporate governance guidelines provide that, in evaluating candidates for our board of directors, the Nominating and Corporate Governance Committee shall consider, among other things, an individual’s business experience and skills (including skills in core areas such as operations, management, technology, healthcare industry knowledge, accounting and finance, leadership, strategic planning and international markets). Under our corporate governance guidelines, the Nominating and Corporate Governance Committee is charged with seeking to achieve diversity of occupational and personal backgrounds on our board. We believe that the backgrounds and qualifications of our directors, considered as a group, provides a significant composite mix of experience, knowledge and abilities in order for our board to fulfill its responsibilities. As part of its periodic self-assessment process, our Nominating and Corporate Governance Committee annually assesses the occupational and personal backgrounds of the members of our board in order to determine if our board, considered as a group, has a significant composite mix of experience, knowledge and abilities.
Communications with the Board
Shareholders may communicate with our board of directors by sending a letter to our principal executive offices, 245 Park Avenue, New York, New York 10167 (Attn.: Secretary). Our corporate secretary will forward the correspondence to our chairman or, if the correspondence is directed to a specific director, such director, unless the correspondence is unduly hostile, threatening or illegal, or unless it does not reasonably relate to our company or our business or is otherwise inappropriate. Notwithstanding the foregoing, our corporate secretary may determine to forward any such correspondence, even if addressed to a specific director, to the entire board.
Attendance at Annual Meetings by Board Members
Our company does not have a formal policy regarding attendance by board members at annual meeting of shareholders. Nevertheless, directors are encouraged, but not required, to attend such meetings. All our directors then in office (seven in total) attended our 2009 annual meeting of shareholders.

Code of Conduct
In September 2003, our board of directors adopted a Code of Conduct that applies to all of our directors, officers and employees, including our chief executive officer and our chief financial officer. As required by the regulations of the Securities and Exchange Commission, the Code of Conduct is designed to deter wrongdoing and to promote:
(1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;
(3) compliance with applicable governmental laws, rules and regulations;
(4) the prompt internal reporting of violations of the Code of Conduct to the Audit Committee; and
(5) accountability for adherence to the Code of Conduct.
A copy of our Code of Conduct is filed as an exhibit to our annual report on Form 10-K for the fiscal year ended September 30, 2003. A copy of our Code of Conduct is available on our website at www.alliedhealthcare.com under “Investors.”
In May 2009, our board of directors adopted a Supplemental Code of Conduct that applies to all of our directors, officers and executive managers, including our chief executive officer and our chief financial officer. The Supplemental Code of Conduct, like the Code of Conduct, is designed to deter wrongdoing and to promote the behavior described in the regulations of the Securities and Exchange Commission. Unlike the Code of Conduct, the Supplemental Code of Conduct does not apply to all employees. A copy of the Supplemental Code of Conduct is available on our website at www.alliedhealthcare.com under “Investors.”
Report of the Audit Committee
The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
The Audit Committee is appointed by the board of directors to assist the board in monitoring (a) the integrity of the financial statements of our company, (b) the independence and qualifications of our company’s independent auditors, and (c) the performance of our company’s independent auditors and internal audit functions. Management has primary responsibility for preparing the financial statements and financial reporting process. Our independent auditors for our fiscal year ended September 30, 2009, Eisner LLP, were responsible for expressing an opinion on the conformity of our audited consolidated financial statements and financial statement schedules to accounting principles generally accepted in the United States.

The Audit Committee hereby reports as follows:
1. The Audit Committee has reviewed and discussed with management the audited consolidated financial statements of our company for our fiscal year ended September 30, 2009.
2. The Audit Committee has discussed with Eisner LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, entitled “Communications with Audit Committees” (“SAS 61”), as adopted by the Public Company Accounting Oversight Board. SAS 61 requires the auditor to communicate a number of items to the audit committee during the course of the financial statement audit, including, but not limited to, the auditor’s responsibility under generally accepted auditing standards and significant accounting policies and unusual transactions.
3. The Audit Committee has received the written disclosures and the letter from Eisner LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Eisner LLP its independence from our company.
4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements of our company be included in our annual report on Form 10-K for our fiscal year ended September 30, 2009 for filing with the Securities and Exchange Commission.
The undersigned members of the Audit Committee have submitted this report to the board of directors.

The Audit Committee:
Sophia Corona
Wayne Palladino
Ann Thornburg

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
General
This Compensation Discussion and Analysis addresses the compensation of our “named executive officers.” Our “named executive officers” consist of all individuals who served as our principal executive officer and our principal financial officer during fiscal 2009, as well as each of the other most-highly compensated executive officers of our company whose total annual compensation exceeded $100,000 in fiscal 2009. These individuals are listed in the following table:

Name	Title

Alexander (Sandy) Young	Chief Executive Officer

Paul Weston	Chief Financial Officer
The Compensation Committee
Our Compensation Committee reviews and approves overall policy with respect to compensation matters for our executive officers, including compensation plans and employment agreements. The charter for our Compensation Committee was revised and restated by our board of directors in June 2009. A copy of the charter of the Compensation Committee is attached to this proxy statement as Annex B and is available on our website at www.alliedhealthcare.com under “Investors.”
Our Compensation Committee consists of Sophia Corona, Mark Hanley and Jeffrey S. Peris. Dr. Peris serves as chairman of the Compensation Committee.
The charter of the Compensation Committee requires that each member of the Compensation Committee satisfy the definition of “independent director,” as that term is defined in the rules of the Nasdaq Stock Market. Members of the Compensation Committee are appointed by the full board, which makes the determination that a director is an “independent director,” as defined in the Nasdaq rules.
Other than the requirement that they be independent, the charter of the Compensation Committee does not require that members of the Compensation Committee have any special qualifications. However, in appointing Dr. Peris to the Compensation Committee, and as its chairman, the board considered the fact that he has spent over 20 years overseeing human resources at leading global pharmaceutical companies, during which time he was involved in the hiring, compensation, retention and termination of employees of all levels, including senior corporate and divisional executives. Likewise, in appointing Mr. Hanley to the Compensation Committee, the board considered the fact that he has served as the president and chief executive officer of two health care service companies and, in such capacities, has been involved in various aspects of executive compensation.

Policy
Our Compensation Committee believes that the compensation for the executive officers of our company should be designed with the objective of attracting, motivating and retaining talented individuals who contribute to the success of our company. The Compensation Committee has used the components of compensation discussed below in an effort to reward executive officers whose performance is essential to our company’s success, both in the near-term and over the long-term, and to encourage their continued service with our company. Our Compensation Committee also reviews individual contributions to our company and the financial performance of our company in determining the compensation to recommend to the board.
Our compensation program is comprised of three elements: (a) base salary; (b) short-term incentive awards in the form of cash bonuses; and (c) a long-term incentive program, which consists principally of stock-based awards in which participants receive an economic benefit only if the trading price of our common stock increases or, in certain cases, if certain specified financial goals set forth in the awards are met by our company.
Base Salary. The Compensation Committee strives to set a fair and competitive base salary for each of the executive officers of our company. The Compensation Committee generally reviews the base salaries of our executive officers on an annual basis, but may do so more frequently (for example, upon a change in position or responsibilities). In considering adjustments to base salary, various factors are considered, including company performance, the executive’s individual performance, scope of responsibility and changes in that scope (including as a result of promotions), tenure, prior experience and competitive market practice.
Bonus. The Compensation Committee may award, or recommend that the full board award, cash bonuses to executive officers that are tied to individual contributions to our company and the financial performance of our company. We do not have a written bonus plan in place; rather, individual awards of bonus payments are determined, or recommended to the full board, by our Compensation Committee based upon its assessment of the contribution by the individual to our company and our financial performance, as well as such other factors as the Compensation Committee may deem relevant at the time of determining the bonus.
Long-Term Incentives. The Compensation Committee uses stock-based long-term incentives, such as stock option grants and stock appreciation rights, to align the financial interests of our executive officers with those of our company’s shareholders, to provide that our executive officers have a continuing stake in our long-term success, and to provide executive officers with an incentive to manage our company from the perspective of an owner. We typically grant these stock-based awards with an exercise price equal to the closing price of a share of our company’s common stock on the Nasdaq Global Select Market on the date of grant, so that the executives to whom they are granted will only realize value if the trading price of our shares increase or, in certain cases, if certain specified financial goals set forth in the stock-based awards are met by our company.

Historically, we have granted stock options subject to time-based vesting. However, in fiscal 2008 and fiscal 2009 we awarded our executive officers, as well as our non-executive officers, performance-based option awards that vest wholly or partly only if our company’s financial performance meets certain specified criteria. Performance-based options will only be of value to those awarded the options if our company meets the performance criteria specified in the option grants. As it is increasingly common for stock option plans to include performance-based option awards, we incorporated that component to trigger vesting of the option grants. The terms of the performance-based options that we awarded in fiscal 2008 and fiscal 2009 to our named executive officers are described below under “Compensation of Our Named Executive Officers—Long-Term Incentives—2008 Stock Option Grants” and “Compensation of Our Named Executive Officers—Long-Term Incentives—2009 Stock Option Grants.”
In April 2009 we granted to Mr. Young stock appreciation rights that will be settled in shares of our common stock. The exact amount of shares to be awarded to Mr. Young pursuant to the stock appreciation rights will be dependent on the average growth during the period from October 1, 2009 through September 30, 2011 in sales, earnings per share and earnings before interest, taxes and amortization of our company as compared to the base year ended September 30, 2007. The stock appreciation rights are described in more detail in “Employment Agreements; Potential Payments Upon Termination or Change-in-Control” below. In connection with the negotiation of Mr. Young’s employment agreement, the Compensation Committee determined that a long-term incentive award was an appropriate equity incentive to further align Mr. Young’s interests with those of shareholders, as well as a means to provide Mr. Young with liquidity upon the exercise of such rights. There is no current expectation that a long-term incentive award will be adopted for other executive officers.
No constant criteria or formula is used in determining the amount of a bonus or the number of stock-based awards to grant to our executive officers or in determining the allocation of compensation among salary, bonus and stock-based awards. The Compensation Committee considers compensation in total (base salary, bonus and long-term incentives) for each executive officer. The Compensation Committee uses its discretion to make a determination of the effectiveness of the executive and the extent of the executive’s contributions to our company’s success and, based on that determination, recommends to the full board the amount of a bonus and/or the number of stock-based awards to be awarded to executive officers. In determining the bonus amounts for fiscal 2008 and fiscal 2009, the Compensation Committee reviewed the practices of other companies with similar businesses and similar positions in the marketplace that are of like size. In determining whether to make grants of stock-based awards to our executive officers, the Compensation Committee will often review the history of prior grants made to these individuals, the status of the vesting of prior grants and the amounts, if any, that have been or may be realized by these individuals from the prior grants.
We generally pay bonuses shortly after our fiscal year has ended, in conjunction with a review of our company’s performance during that fiscal year. We do not have fixed dates on which we issue stock-based awards. We often issue stock-based awards to executive officers when they are hired or when they assume a new position or take on greater responsibilities. We usually grant stock-based awards outside of the blackout period established under our insider trading policy during which directors and executive officers are forbidden to purchase or sell their shares of our common stock. We do not have a program, plan or practice to coordinate stock-based grants to our executives or any other recipients of stock-based awards with the release of material non-public information.

The Compensation Committee has not historically benchmarked or tied any element of compensation to the performance by our company relative to a peer group or to a broader index, such as the S&P 500 Index, and it did not do so in fiscal 2008 or fiscal 2009.
In addition to the three main elements of compensation, we have traditionally paid for some personal benefits and perquisites of our executive officers. The amounts of the personal benefits and perquisites have traditionally been modest. While the personal benefits and perquisites that we award confer a direct or indirect benefit, often of a personal nature, on our executive officers and are not generally available to all employees, our Compensation Committee and board have determined that there are sound business reasons for awarding them, such as the ability to attract and retain executive officers. For example, as discussed below under the “Summary Compensation Table,” in fiscal 2008 and fiscal 2009 we provided a car allowance to each of our two named executive officers. Our Compensation Committee believes that a car allowance for members of senior management is a standard reimbursement item for similarly-situated companies and is thus a necessary expense to attract and retain executive officers.
Our company pays for a group life insurance policy that covers certain of our employees, including Mr. Young and Mr. Weston. Benefits under the group life insurance policy are payable to the beneficiaries of the covered employees in the event of their death. Our company also pays for a group health insurance policy that covers certain of our employees, including Mr. Young and Mr. Weston. The amount of the premium attributable to coverage of each of Mr. Young and Mr. Weston under the group life insurance policy and under the health insurance policy is de minimus.
Process
Under Nasdaq rules, the compensation of our executive officers must be determined, or recommended to the board for determination, by the Compensation Committee. As a general matter, the Compensation Committee recommends, for full board consideration and approval, the compensation of our executive officers, to the extent not set forth in an executive officer’s employment agreement. The Compensation Committee seeks the input of our chief executive officer in determining the compensation of executive officers other than the chief executive officer to recommend to the full board. While the Compensation Committee also seeks input from the chief executive officer on what he believes is an appropriate salary for himself, the Compensation Committee determines in its discretion, at a meeting of the committee at which no members of management are present, the amount of chief executive officer compensation to recommend to the full board.

The Compensation Committee held four formal meetings during fiscal 2009; it did not act by unanimous written consent during that period. The members of the Compensation Committee held numerous informal meetings (consisting generally of telephone conference calls) among themselves during fiscal 2009. Mr. Young’s employment agreement was approved by the full board in January 2008 and the issuance of his stock appreciation rights was approved by the full board in April 2009. Prior to the approval of Mr. Young’s employment agreement and the issuance of his stock appreciation rights, the members of the Compensation Committee had spent considerable time in negotiating Mr. Young’s employment agreement and his stock appreciation rights, so that by the time the full board approved the employment agreement and the stock appreciation rights they bore the imprimatur of the Compensation Committee. Mr. Young’s employment agreement and his stock appreciation rights are described below under “Employment Agreements; Potential Payments upon Termination or Change-in-Control.”
At the four formal meetings of the Compensation Committee that were held in fiscal 2009, no individuals other than the members of the Compensation Committee were present. However, during its informal meetings that it held throughout fiscal 2009, advisors were sometimes present when executive compensation was discussed.
We retained Towers Watson (f/k/a Towers Perrin), a leading compensation consultant with expertise in healthcare services industry compensation practices, to assist us in structuring Mr. Young’s compensation. Towers Watson provided a third-party perspective based on their extensive knowledge of the healthcare services industry and it advised the Compensation Committee of developments in the design of compensation programs. At the Compensation Committee’s discretion, Towers Watson may be asked to attend and participate in Compensation Committee meetings that deal with executive pay matters.
To the knowledge of the members of the Compensation Committee, no member of management retained a compensation consultant on his behalf during fiscal 2009.
Compensation of our Named Executive Officers
This section discusses the amount of each element of compensation paid to our named executive officers in respect of fiscal 2008 and fiscal 2009.
Base Salary. The base salaries for fiscal 2009 for Alexander (Sandy) Young, who has served as chief executive officer of our company since January 2008, and Paul Weston, who served as chief financial officer designate from May 2008 until September 2008 and as chief financial officer since October 2008, were approved by the full board, upon the recommendation of the Compensation Committee. In the case of Mr. Young, his base salary was negotiated and memorialized in the employment agreement that he entered into in January 2008 when he became our chief executive officer. Mr. Weston received an increase in base salary when he was appointed as chief financial officer designate in May 2008 and a subsequent increase in January 2009 as part of the annual salary increase.
Bonus. The Compensation Committee recommended to the board of directors that Mr. Young be paid a bonus of £65,000 ($128,252 at September 30, 2008 exchange rates) in respect of our 2008 fiscal year and £86,520 ($134,244 at September 30, 2009 exchange rates) in respect of our 2009 fiscal year and that Mr. Weston be paid a bonus of £44,000 ($86,816 at September 30, 2008 exchange rates) in respect of our 2008 fiscal year and £55,878 ($86,700 at September 30, 2009 exchange rates) in respect of our 2009 fiscal year. The non-employee members of the board of directors approved the recommendations of the Compensation Committee.

In determining the bonuses to recommend in respect of our 2008 fiscal year, the Compensation Committee, in addition to reviewing our financial performance during the year, took note of the fact that Mr. Young and Mr. Weston had performed their duties well and achieved a smooth transition of responsibilities from their respective predecessors. In determining the bonuses to recommend in respect of our 2009 fiscal year, the Compensation Committee, in addition to reviewing our financial performance during the year, took note of the fact that Mr. Young continued to lead our company in a manner approved by the board and had improved our operations by, among other things, implementing actions to accelerate growth, and that Mr. Weston had continued to provide solid financial leadership to our company and continued to be a critical executive in driving our company’s growth.
Long-Term Incentives—2008 Stock Option Grants. During fiscal 2008, we granted the following options to purchase shares of our common stock under our 2002 Stock Option Plan to our named executive officers as compensation in respect of our 2008 fiscal year, all of which have time-based vesting and performance-based vesting: (1) 200,000 to Mr. Young, and (2) 80,000 to Mr. Weston. The exercise price of Mr. Young’s options is $2.11 per share and the exercise price of Mr. Weston’s options is $2.01 per share (in each case, the closing price of a share of our common stock on the date of grant). Each of the options has a ten-year term.
Mr. Young’s options were granted pursuant to the employment agreement with our company that he entered into in January 2008. The terms of Mr. Young’s options were finalized in April 2009. The options will vest in full on September 30, 2011, subject to the satisfaction by our company of certain performance criteria. The performance criteria for Mr. Young’s options are the same as the performance criteria for his stock appreciation rights, which are described below under “Long-Term Incentives—Stock Appreciation Rights.”
The terms of the options granted to Mr. Weston in fiscal 2008 provided that 25% will vest on the date that our company files its annual report on Form 10-K for its fiscal year ending September 30, 2009 with the Securities and Exchange Commission, 25% will vest on May 14, 2010 and 50% will vest on May 14, 2011. In addition to, and not in lieu of these time-based vesting requirements, the options are subject to performance-based vesting requirements as follows:
• if our earnings before interest, taxes, depreciation and amortization (“EBITDA”) for fiscal 2009 exceeds our EBITDA for fiscal 2008 by 20% or more, then all of the options will vest;
• if our EBITDA for fiscal 2009 exceeds our EBITDA for fiscal 2008 by 15% or more but less than 20%, then 50% of the options will vest;

• if our EBITDA for fiscal 2009 exceeds our EBITDA for fiscal 2008 by 10% or more but less than 15%, then 25% of the options will vest; and
• if our EBITDA for fiscal 2009 exceeds our EBITDA for fiscal 2008 by less than 10%, then none of the options will vest.
In December 2009, when we filed our annual report on Form 10-K for our fiscal year ended September 30, 2009, 20,000 of the 2008 options granted to Mr. Weston vested.
Long-Term Incentives—2009 Stock Option Grants. During fiscal 2009, we granted Mr. Weston options to purchase 80,000 shares of our common stock under our 2002 Stock Option Plan as compensation in respect of our 2009 fiscal year. These options have both time-based vesting and performance-based vesting. We did not grant Mr. Young any options in fiscal 2009 (although, as described above under “Long-Term Incentives—2008 Stock Option Grants,” we finalized the terms of Mr. Young’s fiscal 2008 option grants in April 2009). The exercise price of Mr. Weston’s options is $2.12 per share (the closing price of a share of our common stock on the date of grant). The options have a ten-year term.
Of the 80,000 shares underlying the options granted to Mr. Weston in fiscal 2009, 48,000 are denominated “Performance Based Shares” and 32,000 are denominated Non-Performance Based Shares.” Twenty five percent (25%) of the Performance Based Shares will vest on the date that our company files its annual report on Form 10-K for its fiscal year ending September 30, 2010 with the Securities and Exchange Commission, 25% of the Performance Based Shares will vest on June 17, 2011 and 50% of the Performance Based Shares will vest on June 17, 2012. In addition to, and not in lieu of these time-based vesting requirements, the Performance Based Shares are subject to performance-based vesting requirements as follows:
• if our earnings before interest, taxes and amortization (“EBITA”) for fiscal 2010 exceeds our EBITA for fiscal 2009 by 30% or more, then all of the Performance Based Shares will vest;
• if our EBITA for fiscal 2010 exceeds our EBITA for fiscal 2009 by 25% or more but less than 30%, then 50% of the Performance Based Shares will vest;
• if our EBITA for fiscal 2010 exceeds our EBITA for fiscal 2009 by 20% or more but less than 25%, then 25% of the Performance Based Shares will vest; and
• if our EBITA for fiscal 2010 exceeds our EBITA for fiscal 2009 by less than 20%, then none of the Performance Based Shares will vest.
With respect to the Non-Performance Based Shares granted to Mr. Weston:
• 25% will vest on the date that our company files its annual report on Form 10-K for its fiscal year ending September 30, 2010 with the Securities and Exchange Commission;

• 25% will vest on June 17, 2011; and
• 50% will vest on June 17, 2012.
Long-Term Incentives—Stock Appreciation Rights. In our employment agreement with Mr. Young, we agreed to grant to him (in addition to stock options) a long-term incentive award. In April 2009, our board of directors, upon the recommendation of the Compensation Committee, made a grant of 566,135 stock appreciation rights to Mr. Young. The stock appreciation rights will vest on September 30, 2011 and will be settled in shares of common stock of our company. The exact amount of stock appreciation rights to be awarded to Mr. Young is dependent on the average growth of our company during the period from October 1, 2009 through September 30, 2011 in each of three areas: (1) sales, (2) earnings per share and (3) EBITA, in each case as compared to the base year ended September 30, 2007. However, the potential maximum value of the stock appreciation rights (when aggregated with the value of the vested portion of the option to purchase 200,000 shares of our common stock held by Mr. Young) will be capped at £3,000,000. The stock appreciation rights are described in more detail in “Employment Agreements; Potential Payments Upon Termination or Change-in-Control.”
Personal Benefits and Perquisites. Our company has traditionally paid a relatively modest amount to our named executive officers by way of personal benefits and perquisites. For each of our two named executive officers, we paid a car allowance in fiscal 2008 ($17,060 in the case of Mr. Young and $7,399 in the case of Mr. Weston) and fiscal 2009 ($18,619 in the case of Mr. Young and $13,964 in the case of Mr. Weston). We also contributed $44,781 and $19,114, respectively, to Mr. Young’s and Mr. Weston’s U.K.-based private pension fund in fiscal 2008 and $49,731 and $33,700, respectively, in fiscal 2009. The contribution to Mr. Young’s and Mr. Weston’s private pension fund was made pursuant to the terms of their respective employment agreements.
Potential Payments upon Termination or Change of Control
As discussed more fully below under “Employment Agreements; Potential Payments Upon Termination or Change-in-Control,” we have entered into employment agreements with each of Mr. Young and Mr. Weston. The decisions to enter into employment agreements and the terms of those agreements were based on our company’s need to attract and retain executives responsible for the long-term growth of our company.
Pursuant to our employment agreement with Mr. Young, we are required to give him at least 12 months notice of termination of employment. Pursuant to our employment agreement with Mr. Weston, we are required to give him six months notice of termination of employment. In addition, Mr. Weston’s employment agreement provides that if he is terminated due to an acquisition, we will pay him 12 months’ salary in lieu of notice.

We have structured Mr. Weston’s change in control severance compensation as “double trigger” benefits. In other words, the change of control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated due to a change of control. We believe a “double trigger” benefit maximizes shareholder value because it prevents an unintended windfall to executives in the event of a friendly change of control, while still providing appropriate incentives to cooperate in negotiating any change of control. In all, the severance benefits were designed to provide our executive officers with a certain measure of job security and protection against termination without cause and termination or loss of employment through no fault of their own.
Information regarding our change of control arrangements with Mr. Weston is set forth below under “Employment Agreements; Potential Payments Upon Termination or Change-in-Control.”
Tax and Accounting Implications of Executive Compensation
Tax and accounting issues are considered by the Compensation Committee in setting compensation policies.
Section 162(m) of the Internal Revenue Code denies a deduction to any publicly-held corporation for compensation paid to certain covered employees in a taxable year to the extent that compensation exceeds $1,000,000 for the covered employee. Under Section 162(m), certain performance-based compensation that has been approved by our shareholders is not subject to this limitation. As a result of this exclusion, stock options granted under our 2002 Stock Option Plan are not subject to the limitations of Section 162(m). However, since we retain discretion over cash bonuses, those bonuses do not qualify for the exemption for performance-based compensation. Since none of our executive officers had compensation in excess of $1,000,000 that was subject to Section 162(m) limitations in fiscal 2009, Section 162(m) was not applicable.
We make decisions about the grant of stock options based partly on the accounting treatment they receive under the accounting guidance for stock compensation. This guidance requires companies to recognize in their income statement the grant-date fair value of stock options and other equity-based compensation issued to employees. The effect of this guidance is to reduce our reported profits by the cost of our stock-based awards. See Note 9 of Notes to Consolidated Financial Statements for our fiscal year ended September 30, 2009 for a discussion of the assumptions made in determining the grant-date fair value.
While the Compensation Committee attempts to recommend compensation for executives that produces favorable tax and accounting treatment for our company, its main objective is to develop fair and equitable compensation arrangements that attract, motivate and retain talented executives.
Stock Ownership Guidelines
While we have not adopted equity or other security ownership requirements or guidelines that specify any minimum amounts of ownership for our directors or our executive officers, we encourage our officers and directors to maintain at least some equity in our company and to align their interests with those of our shareholders. We have adopted policies that restrict the circumstances in which executives may “hedge” the economic risk of common stock ownership. Our insider trading policy prohibits both short sales (i.e., selling stock that is not owned and borrowing shares to make delivery) and the buying or selling of puts, calls or other derivatives in respect of securities of our company, other than long-term hedging transactions that are designed to protect an individual’s investment in our company and that are pre-cleared in accordance with the procedures set forth in our insider trading policy. In order to meet the criteria that a long-term hedging transaction be designed to protect an individual’s investment in our company, our insider trading policy requires that any hedge must be for at least one year and relate to stock or options held by the individual.

Compensation Committee Report
The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
The Compensation Committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis set forth above with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee
Sophia Corona
Mark Hanley
Jeffrey S. Peris
Executive Compensation
Summary Compensation Table
The following table summarizes all compensation earned by or paid to our named executive officers in fiscal 2009 and fiscal 2008. None of the individuals named in the table below served as an executive officer of our company in fiscal 2007; therefore, compensation for fiscal 2007 for these individuals is not included in the table below.

				Option
				Awards
				(including
				Stock
Name and				Appreciation		All Other
Principal	Fiscal	Salary	Bonus	Rights)		Compensation		Total
Position(s)	Year	($)	($)	($)(3)		($)		($)
Alexander (Sandy) Young,	2009	$333,167	$134,244	$—	(4)	$68,350	(6)(7)	$535,761
Chief Executive Officer(1)	2008	$298,545	$128,252	—	(5)	$61,842	(6)(7)	$488,639

Paul Weston,	2009	$245,909	$86,700	$36,340		$47,664	(7)(8)	$416,613
Chief Financial Officer(2)	2008	$127,429	$86,816	$93,185		$26,514	(7)(8)	$333,944

(1)	Mr. Young became our chief executive office in January 2008.

(2)	From 2004 until September 2008, Mr. Weston was our company’s financial director in the United Kingdom. In May 2008, Mr. Weston was appointed the chief financial officer designate of our company and in October 2008 he became the chief financial officer of our company.

(3)	The amounts in this column show the amount of compensation cost recognized for financial statement reporting purposes (disregarding any estimate of forfeitures related to service-based vesting conditions). They do not reflect compensation actually received by the named executive officers. The amounts shown in this column have been calculated in accordance with the accounting guidance for option awards. See Note 9 of Notes to Consolidated Financial Statements for our fiscal year ended September 30, 2009 for a discussion of the assumptions made in determining the grant-date fair value. The actual value, if any, that an executive officer will realize upon the exercise of the stock options or stock appreciation rights issued to him will be equal to the excess of the trading price of shares of our common stock on the date that the shares underlying the options or the stock appreciation rights are sold over the exercise price of the options or the base price of the stock appreciation rights, less any transaction costs. The grant date fair market value of the stock options granted in fiscal 2009 is shown in the Grant of Plan-Based Awards table below.

(4)	We did not recognize a compensation cost associated with the 200,000 options awarded during fiscal 2008 and the 566,135 stock appreciation rights awarded during fiscal 2009 to Mr. Young pursuant to his employment agreement, as we estimated that none of the performance measures will be achieved. A change in the estimate of the performance measures vesting could result in the company incurring stock compensation cost over a period through September 30, 2011.

(5)	We did not recognize a compensation cost associated with the 200,000 options awarded during fiscal 2008 to Mr. Young pursuant to his employment agreement. Because the criteria for a grant date for these options had not been established as of the end of our 2008 fiscal year, they were not considered granted for accounting purposes.

(6)	In fiscal 2009, represents payment for a car allowance of $18,619 and payments of $49,731 toward Mr. Young’s U.K.-based private pension fund. In fiscal 2008, represents payment for a car allowance of $17,060 and payments of $44,782 towards Mr. Young’s U.K.- based private pension fund.

(7)	Our company pays for a group life insurance policy that covers certain of our employees, including the named executive officer, and is payable to the beneficiaries of the covered employees in the event of their death. Our company also pays for a group health insurance policy that covers certain of our employees, including the named executive officers. The amount listed in the “All Other Compensation” column does not include premiums in a de minimus amount that are attributable to the coverage of the named executive officer under such group life insurance policy or such group health insurance policy.

(8)	In fiscal 2009, represents payment for a car allowance of $13,964 and payments of $33,700 towards Mr. Weston’s U.K.- based private pension fund. In fiscal 2008, represents payment for a car allowance of $7,399 and payments of $19,115 towards Mr. Weston’s U.K.- based private pension fund.

Grants of Plan-Based Awards
The following table summarizes the options that our company granted to our named executive officers during fiscal 2009. All options listed in the table were granted under our 2002 Stock Option Plan.

								Exercise
		Estimated Future Payouts						or Base	Grant Date
		under Equity						Price of	Fair Value
		Incentive Plan Awards						Option	of Stock
	Grant	Threshold		Target		Maximum		Awards	and Option
Name	Date	(#)		(#)		(#)		($/Sh)	Awards(4)
Alexander (Sandy) Young	(1)	0	(1)		(1)	200,000	(1)	$2.11	$119,980	(1)
	4/21/09	0	(2)		(2)	566,135	(2)	$1.51	$274,695	(2)

Paul Weston	6/17/09	32,000	(3)		(3)	80,000	(3)	$2.12	$88,016

(1)	In February 2008, Mr. Young was awarded options to purchase up to 200,000 shares of our common stock. The terms of these options were finalized in April 2009. See “Employment Agreements; Potential Payments Upon Termination or Change-in-Control” below for a description of the options granted to Mr. Young. Since, under the accounting guidance, the criteria for a grant date for the stock options issued to Mr. Young had not been established as of the completion of our 2008 fiscal year, the grant date fair value of these awards was not determined as of September 30, 2008. The grant date fair market value of these awards that is provided in the table is the value determined as of April 21, 2009.

(2)	In our employment agreement with Mr. Young, we agreed to grant to him (in addition to stock options) a long-term incentive award. In April 2009, our board of directors, upon the recommendation of the Compensation Committee, made a grant of 566,135 stock appreciation rights to Mr. Young. See “Employment Agreements; Potential Payments Upon Termination or Change-in-Control” below for a description of the stock appreciation rights granted to Mr. Young.

(3)	Of the 80,000 shares underlying the options granted to Mr. Weston in fiscal 2009, 48,000 are denominated “Performance Based Shares” and 32,000 are denominated “Non-Performance Based Shares.” Twenty five percent (25%) of the Performance Based Shares will vest on the date that our company files its annual report on Form 10-K for its fiscal year ending September 30, 2010 with the Securities and Exchange Commission, 25% of the Performance Based Shares will vest on June 17, 2011 and 50% of the Performance Based Shares will vest on June 17, 2012. In addition to, and not in lieu of these time-based vesting requirements, the Performance Based Shares are subject to performance-based vesting requirements as follows:
• if our earnings before interest, taxes and amortization (“EBITA”) for fiscal 2010 exceeds our EBITA for fiscal 2009 by 30% or more, then all of the Performance Based Shares will vest;

• if our EBITA for fiscal 2010 exceeds our EBITA for fiscal 2009 by 25% or more but less than 30%, then 50% of the Performance Based Shares will vest;

• if our EBITA for fiscal 2010 exceeds our EBITA for fiscal 2009 by 20% or more but less than 25%, then 25% of the Performance Based Shares will vest; and

• if our EBITA for fiscal 2010 exceeds our EBITA for fiscal 2009 by less than 20%, then none of the Performance Based Shares will vest.

With respect to the Non-Performance Based Shares granted to Mr. Weston:

• 25% will vest on the date that our company files its annual report on Form 10-K for its fiscal year ending September 30, 2010 with the Securities and Exchange Commission;

• 25% will vest on June 17, 2011; and

• 50% will vest on June 17, 2012.

(4)	The amounts shown in this column represent the full grant date value of each equity award computed in accordance with the accounting guidance for stock compensation. See Note 9 of Notes to Consolidated Financial Statements for our fiscal year ended September 30, 2009 for a discussion of the assumptions made in determining the grant-date fair value. The actual value, if any, that an executive officer will realize upon the exercise of the stock options or stock appreciation rights issued to him will be equal to the excess of the trading price of shares of our common stock on the date that the shares underlying the options or stock appreciation rights are sold over the exercise price of the options or the base price of the stock appreciation rights, less any transaction costs.

Outstanding Equity Awards at Fiscal Year End
The following table summarizes the outstanding options held by our named executive officers at September 30, 2009.

	Option Awards
				Equity
				Incentive
				Plan
				Awards:
	Number of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised		Option
	Options	Options		Unearned		Exercise
	(#)	(#)		Options		Price	Option Expiration
Name	Exercisable	Unexercisable		(#)		($)	Date
Alexander (Sandy) Young	—	—		200,000	(1)	$2.11	2/6/2015	(5)
	—	—		566,135	(2)	1.51

Paul Weston	12,000	—		—		$6.20	3/23/2015
	10,000	—		—		5.65	9/30/2015
	60,000	—		—		1.92	10/16/2016
	—	20,000	(3)	60,000	(3)	2.01	5/14/2018
	—	32,000		48,000	(4)	2.12	6/17/2019

(1)	Represents options to purchase 200,000 shares of our common stock. See “Employment Agreements; Potential Payments Upon Termination or Change-in-Control” for a description of these options.

(2)	Represents stock appreciation rights to purchase up to 566,135 shares of our common stock. See “Employment Agreements; Potential Payments Upon Termination or Change-in-Control” for a description of these stock appreciation rights. The potential maximum value of the stock appreciation rights (when aggregated with the actual or, if still unexercised, expected value of the 200,000 stock options) will be £3.0 million (approximately $4.8 million at the closing exchange rate at September 30, 2009).

(3)	In May 2008, Mr. Weston was granted 80,000 options. The terms of these options provide that 25% will vest on the date that our company files its annual report on Form 10-K for the fiscal year ended September 30, 2009 with the Securities and Exchange Commission, 25% will vest on May 14, 2010 and 50% will vest on May 14, 2011. In addition to, and not in lieu of these time-based vesting requirements, the options are subject to the following performance-based vesting requirements:
• if our earnings before interest, taxes, depreciation and amortization (“EBITDA”) for fiscal 2009 exceeds our EBITDA for fiscal 2008 by 20% or more, then all of the options will vest;

• if our EBITDA for fiscal 2009 exceeds our EBITDA for fiscal 2008 by 15% or more but less than 20%, then 50% of the options will vest;

• if our EBITDA for fiscal 2009 exceeds our EBITDA for fiscal 2008 by 10% or more but less than 15%, then 25% of the options will vest; and

• if our EBITDA for fiscal 2009 exceeds our EBITDA for fiscal 2008 by less than 10%, then none of the options will vest.

Since our EBITDA for fiscal 2009 exceeded our EBITDA for fiscal 2008 by 20% or more, 25% (or 20,000) of the options vested on the date that we filed our annual report on Form 10-K for fiscal 2009 with the Securities and Exchange Commission.

(4)	The terms of these options are described in the footnotes to the “Grant of Plan-Based Awards” table above.

(5)	If earned, the shares of common stock underlying the stock appreciation rights will be paid to Mr. Young as soon as practicable after September 30, 2011.

Exercise of Options During Fiscal 2009
None of our executive officers exercised any options of our company held by them in our fiscal year ended September 30, 2009.
Employment Agreements; Potential Payments Upon Termination or Change-in-Control
Chief Executive Officer
In January 2008, we entered into an employment agreement with Alexander Young, our chief executive officer. Pursuant to his employment agreement, Mr. Young serves as the chief executive officer of our company at a salary of £218,463 per annum (approximately $325,300 at current exchange rates), subject to annual review by the Compensation Committee, and as a director of our company. Mr. Young’s employment agreement provides that it shall continue until terminated by either party giving the other party no less than 12 month’s prior written notice. In addition, the employment agreement automatically terminates on Mr. Young’s 65th birthday. In addition, pursuant to his employment agreement:
•	we granted Mr. Young 200,000 stock options in February 2008;

•	we granted Mr. Young 566,135 stock appreciation rights in April 2009, the terms of which are described below;
•	we provide Mr. Young with a car allowance; and
•	we have agreed to make a payment equal to 15% of Mr. Young’s annual salary towards his U.K.-based private pension fund.
In April 2009, our board of directors, upon the recommendation of our Compensation Committee, made a grant of 566,135 stock appreciation rights to Mr. Young. The stock appreciation rights represent the right to receive a payment, in shares of our common stock, equal to the product of (a) the number of stock appreciation rights granted that vest and (b) the excess of (i) the closing sale price of a share of our common stock on the date that the stock appreciation rights are settled over (ii) the base price of $1.51 (the closing price of a share of our common stock on Nasdaq on April 21, 2009, the date that the stock appreciation rights were granted to Mr. Young).
The stock appreciation rights are subject to both time vesting and performance vesting.
Time Vesting. The stock appreciation rights generally will not vest if Mr. Young’s employment with our company is terminated prior to January 14, 2011, the third anniversary of the date he became our chief executive officer. However, if Mr. Young’s employment terminates because of his death or disability, he shall become vested in the stock appreciation rights to the extent determined by the Compensation Committee. The Compensation Committee’s determination shall be made by multiplying that portion of the stock appreciation rights that are deemed potentially to have vested by reason of satisfaction of the applicable performance levels by a fraction, the numerator of which is the number of completed months elapsed since October 1, 2007 through the date of termination of employment and the denominator of which is 48.
In addition, in the event of a “change of control” (as defined in the stock appreciation rights agreement), the stock appreciation rights will become immediately vested to the same extent provided in the previous paragraph and shall be exercisable for a period of 30 days after the change of control. If Mr. Young’s employment with our company is terminated for reasons that the Compensation Committee determines constitutes “cause” (as defined in the stock appreciation rights agreement), the stock appreciation rights will be forfeited, without regard to whether they have become vested.

Performance Vesting. The determination of whether the stock appreciation rights have vested will be made as soon as practicable after the fiscal year ending September 30, 2011 and will be based on the achievement of the performance measures set forth in the our stock appreciation rights agreement with Mr. Young. The stock appreciation rights agreement establishes a threshold, base and stretch level of improvement (in percentage terms) in growth in each of sales, earnings per share and earnings before interest, taxes and amortization (EBITA) during the period from October 1, 2009 through September 30, 2011 as compared to the base year ended September 30, 2007 and provides that the amount of stock appreciation rights that will vest will be dependent on whether the threshold, base and stretch levels have been met in each performance measure. The determination of vesting attributable to each performance measure shall be independent from the other performance measures. A performance below threshold in one performance measure does not preclude vesting under any other performance measure.
If the actual results for any performance measure fall between the threshold and the base, or between the base and the stretch, vesting of the stock appreciation rights will be prorated.
The stock appreciation rights agreement with Mr. Young provides that the potential maximum value of the stock appreciation rights (when aggregated with the value of the vested portion of the option to purchase 200,000 shares of our company common stock held by Mr. Young) is £3 million. If the total value of the stock appreciation rights and the value of the vested portion of Mr. Young’s options exceeds £3 million, then the base price of $1.51 for the stock appreciation rights will be increased so that the total value is equal to £3 million.
In April 2009, in addition to the grant of the stock appreciation rights, our board of directors, upon the recommendation of our Compensation Committee, finalized the performance-based vesting conditions of the 200,000 options to purchase shares of our common stock held by Mr. Young. These options had been granted in February 2008 at an exercise price of $2.11 per share. The vesting of the stock options will be subject to vesting in the same manner as the stock appreciation rights.
Mr. Young’s employment agreement does not provide for payments to be made to him at, following or in connection with a change of control of our company. In lieu of the 12 month’s prior written notice of termination, our employment agreement with Mr. Young provides that we may terminate the employment agreement at any time by making a payment to Mr. Young equal to his salary for the notice period (or, if applicable, the remainder of the notice period) and the cost to us of providing Mr. Young with his health insurance, car allowance and contribution to his U.K.-based private pension fund for the notice period (or, if applicable, the remainder of the notice period). The following table illustrates that benefits that Mr. Young would have been entitled to receive pursuant to this employment agreement, assuming (i) our company terminated his employment on September 30, 2009 and (ii) we chose to pay his salary and benefits in one lump sum, rather than provide him with 12 months notice of termination:

Severance payment in lieu of salary	$344,400

Severance payment in lieu of health insurance	$3,463

Severance payment in lieu of car allowance	$19,106

Severance payment in lieu of payment towards U.K.-based private pension fund	$51,659

Total:	$418,628	(1)

(1)	Represents a single payment.

Chief Financial Officer
In May 2008 we entered into an employment agreement with Paul Weston, who was then serving as our chief financial officer designate. Mr. Weston became our chief financial officer in October 2008. Our employment agreement with Mr. Weston provides that either party may terminate the agreement upon six month’s written notice. In addition, under our employment agreement with Mr. Weston, we are required to pay him 12 months’ salary in the event he is terminated due to an acquisition. Our employment agreement with Mr. Weston further provides that Mr. Weston will not compete against us for a period of six months following the termination of his employment with us. Pursuant to his employment agreement, Mr. Weston currently receives a salary of £161,247 (approximately $240,100 at current exchange rates). In addition, pursuant to his employment agreement with us, Mr. Weston receives a car allowance and we have agreed to make a payment equal to 15% of his annual salary towards his U.K.-based private pension fund. In the event that Mr. Weston’s employment had been terminated on September 30, 2009 due to an acquisition, we would have been required to pay him $254,200 in a single lump sum payment.
Risk Considerations in Our Compensation Program
Our Compensation Committee has considered whether our compensation policies and practices for our employees, including, but not limited to, our executive officers, encourage excessive or inappropriate risk taking and determined that they do not for the following reasons:
• Substantially all of our homecare aides, nurses and nurses aids are paid on an hourly basis and none participate in our stock option plan.
• Those employees who participate in our stock option plan receive both a salary and options (or, in the case of our chief executive officer, options and stock appreciation right) as part of their compensation package. Our Compensation Committee believes that the salary component is a sufficiently meaningful part of the compensation package that our employees, including our executive officers, will not take unnecessary or excessive risks in order to maximize their chances of realizing on their options or stock appreciation rights.
• The options we have granted in last few years have had vesting schedule that is in whole or in part based on growth in earnings (as opposed to growth in revenues). The Compensation Committee believes that the performance goals in our options are reasonably achievable. The time-based vesting for our stock options ensures that our employees’ long-term interests align with those of our shareholders.

• Our Compensation Committee believes that the use of earnings growth as a condition to vesting focuses employees on profitability in a manner that vesting tied to revenues growth, which might incentive employees to drive sales without regard to the costs of sales, does not.
• Although the vesting of the stock appreciation rights of our chief executive officer are dependent, in part, on growth in revenues, we believe that there are a number of features of the stock appreciation rights which discourage excessive or inappropriate risk taking. First, a larger percentage of the vesting is determined by growth in earnings than by growth in revenues. Tying the vesting of the stock appreciation rights to earnings acts as a check on entering into contracts that increase sales but not earnings. Second, the stock appreciation rights provide for partial vesting for various levels of achievement in earnings and revenues, thereby permitting payouts at levels below full target achievement, rather than providing for an “all-or-nothing” approach.
• As a healthcare staffing company, our company does not face the same level of risks associated with compensation of employees at companies, such as financial service companies, that reward at least some of their employees for successfully taking substantial risks.
Director Compensation
The following table summarizes the compensation paid to our directors during fiscal 2009.
Director Compensation Table for Fiscal 2009

	Fees Earned
	or Paid in	Option
	Cash	Awards	Total
Name (1)(2)	($)	($)(5)(6)	($)
Sophia Corona	$53,083	$64,071	$117,154

G. Richard Green	$45,000	$60,541	$105,541

Mark Hanley(3)	$31,542	$21,180	$52,722

Wayne Palladino	$48,083	$64,071	$112,154

Jeffrey S. Peris	$76,500	$79,913	$156,413

Ann Thornburg	$60,000	$78,148	$138,148

Mark Tompkins(4)	$59,750	$28,201	$87,951

(1)	Alexander (Sandy) Young, who has served as a director of our company since January 2008, is not included in this table because he is an employee of our company who received no additional compensation for services as a director. The compensation received by Mr. Young as an employee of our company during fiscal 2009 is reflected in the Summary Compensation Table.

(2)	Except as otherwise indicated, each individual named below served as a director our company for all of fiscal 2009.

(3)	Mark Hanley joined our board of directors on January 29, 2009.

(4)	Mark Tompkins resigned from our board of directors effective as of June 8, 2009.

(5)	The amounts in this column show the amount of compensation cost recognized for financial statement reporting purposes (disregarding any estimate of forfeitures based related to service-based vesting conditions). The amounts shown do not reflect compensation actually received by the named directors. The amounts shown in this column have been calculated in accordance wit the accounting guidance for option awards. See Note 9 of Notes to Consolidated Financial Statements for our fiscal year ended September 30, 2009 for a discussion of the assumptions made in determining the grant-date fair value. The actual value, if any, that a director will realize upon the exercise of the stock options issued to him or her will be equal to the excess of the trading price of shares of our common stock on the date that the shares underlying the options are sold over the exercise price of the options, less any transaction costs.

(6)	As of September 30, 2009, each director listed in the table above had the following option awards outstanding set forth opposite his or her name below:
•	Sophia Corona: 220,000

•	G. Richard Green: 222,000

•	Mark Hanley: 60,000

•	Wayne Palladino: 241,000

•	Jeffrey S. Peris: 299,000

•	Ann Thornburg: 275,000

•	Mark Tompkins: 100,000
Director Compensation — General
We use a combination of cash and stock option grants to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, our board considers the amount of time that directors expend in fulfilling their duties, as well as the expertise that the board members bring to our company.

Cash Compensation
We do not pay directors who are employees of our company additional compensation for their services as a director. Our cash compensation program for non-employee directors is as follows:
•	each non-employee director is entitled to an annual retainer of $30,000 per year;

•	each non-employee director who is a member of our Audit Committee, our Compensation Committee or our Nominating and Corporate Governance Committee (other than the chairpersons) is entitled to receive an additional $5,000 per year for service on those committees;

•	the chairperson of our Audit Committee and our Nominating and Corporate Governance Committee is entitled to receive $20,000 per year for serving as such, which amount is in addition to the $30,000 annual retainer paid to non-employee directors;

•	the co-chairpersons of the Strategic Investment Committee are each entitled to receive $10,000 per year for serving as such, which amounts are in addition to the $30,000 annual retainer paid to all non-employee directors;

•	the non-executive chairman of the board is entitled to receive $100,000 per year (which amount includes the $30,000 annual retainer paid to all non-employee directors). Our non-executive chairman of the board also serves as the chairperson of our Compensation Committee, but he does not receive additional remuneration for serving as such.
In addition, in June 2009 the board approved a one-time payment of $10,000 to each non-employee member of the board in recognition of the unusual and extraordinary services that had been performed by such individuals for the benefit of our company over the previous year.
We make payments to our directors of the amounts to which they are entitled on a quarterly basis.
Equity-Based Compensation
In order to ensure that directors have an ownership interest aligned with our shareholders, our board has granted to non-employee directors options to purchase shares of our common stock. In connection with its periodic review of director compensation, in June 2009 our board granted options to purchase 60,000 shares of our common stock at a price of $2.12 per share (the closing price of a share of our common stock on the date of grant) to each non-employee director. In connection with this grant of options, the chairperson of both our Audit Committee and our Nominating and Corporate Governance Committee received options to purchase an additional 15,000 shares of our common stock, our chairman, who also serves as the chairman of our Compensation Committee, received options to purchase an additional 20,000 shares of our common stock, and the co-chairs of our Strategic Investment Committee each received options to purchase an additional 10,000 shares of our common stock. Accordingly, in June 2009 we issued options to purchase an aggregate of 415,000 shares of our common stock to our non-employee directors.

The equity-based compensation that we pay to our chief executive officer, who is also a director of our company, is discussed above under “Executive Compensation” and “Employment Agreements; Potential Payments Upon Termination or Change-in-Control.”
Our board anticipates that it will review board compensation annually in conjunction with the board’s review of executive officer salaries and benefits.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee consists of Sophia Corona, Mark Hanley and Jeffrey S. Peris. Dr. Peris serves as chairman of the Compensation Committee. Ms. Corona and Dr. Peris served on our Compensation Committee throughout fiscal 2009. Mr. Hanley was appointed to the Compensation Committee in June 2009. From the beginning of our 2009 fiscal year until June 2009, G. Richard Green was a member of the Compensation Committee. Except for Mr. Hanley, who served from 1995 to 1997 as an executive director/director of business development of Transworld Healthcare (UK) Limited, a subsidiary of our company now known as Allied Healthcare Holdings Limited, none of Ms. Corona or Messrs. Green, Hanley or Peris has ever served as an officer or employee of our company or any of our subsidiaries, nor has any such individual had a business relationship with our company or any of our subsidiaries during fiscal 2009 that requires disclosure under the rules of the Securities and Exchange Commission. In addition, during fiscal 2009, no executive officer of our company served as either a director or a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our company’s Compensation Committee or board of directors.

RELATED PARTY TRANSACTIONS
Related Party Transactions
Our certificate of incorporation and bylaws provide that our company shall indemnify our directors and officers to the fullest extent permitted by New York law. In addition, we have entered into indemnification agreements with each of our directors and executive officers. Neither our certificate of incorporation nor our bylaws nor our indemnification agreements place a cap on our maximum indemnification obligations; however, our directors’ and officers’ liability insurance may enable us to recover some or all of the amounts, if any, that we pay by way of indemnification to our directors and executive officers.
Other than as described above, and other than the compensation and severance arrangements with our named executive officers and the director compensation arrangements described in “Executive Compensation,” we are not a participant in any transaction involving more than $120,000 in which any shareholder holding more than 5% of our outstanding common stock, any of our executive officers or directors or their immediate family members, or any other “related person” (as such term is defined in the rules of the Securities and Exchange Commission) has or will have a direct or indirect material interest.
Review of Related Party Transactions
Our Code of Conduct prohibits, among other things, our directors, officers and employees from, directly or indirectly, engaging or participating in any transaction involving, or raising questions of, a possible conflict between the interests of our company and the personal interests of the employee or his or her family.
Under its charter, the Audit Committee has the responsibility of reviewing related party transactions (other than executive and director compensation) between our company and our offices, directors, key employees and any of their affiliates. Notwithstanding the foregoing, in some cases (such as executive compensation arrangements), the full board has approved the related party transaction. In addition, as a general matter, the Compensation Committee recommends, for full board consideration and approval, the compensation of our executive officers, to the extent not set forth in an executive officer’s employment agreement.
The Audit Committee considers whether to ratify or approve a related party transaction on a case-by-case basis, rather than pursuant to a written policy. To date, there have been no instances in which the Audit Committee has been called upon to review a related party transaction. In reviewing any related party transaction, it is expected that the Audit Committee will examine the terms of the transaction to determine how close they are to terms that would be likely to be found in a similar arms’-length transaction and whether they are fair and reasonable to our company. If the related party transaction involves a non-employee director, the Audit Committee may also consider whether the transaction would compromise the director’s independence.

PROPOSAL II: RATIFICATION OF THE RIGHTS AGREEMENT
We are a party to the Rights Agreement, dated as of April 2, 2009, as amended March 10, 2010 (the “Rights Agreement”), between our company and Computershare Trust Company, N.A., as rights agent. A summary of the provisions of the Rights Agreement is set forth below under “Summary of the Rights Agreement” and a copy of the Rights Agreement is attached to this proxy statement as Annex C.
The Rights Agreement includes a provision, which was added in order to comply with best corporate practices and after consultation with the Alternative Investment Market (AIM) of the London Stock Exchange, that requires that the shareholders ratify the Rights Agreement at the 2010 annual meeting of shareholders. If the Rights Agreement is ratified by the shareholders at the 2010 annual meeting, it will terminate on April 1, 2012, three years after it was entered into by our company. If the shareholders do not ratify the Rights Agreement, the board will terminate the Rights Agreement by redeeming all of the rights pursuant to the redemption procedures set forth in the Rights Agreement.
In the event that the shareholders do not ratify the Rights Agreement, the board, in the exercise of its fiduciary duties, may in the future nevertheless determine to adopt another shareholder rights plan.
Our board of directors recommends that shareholders vote FOR the ratification of the Rights Agreement.
Reasons for the Rights Agreement
In the spring of 2009, the board of directors of our company assessed our anti-takeover defenses in light of our financial condition and prospects. At that time the trading price of our common stock had declined significantly over the preceding few months, as had the trading price of the securities of many other companies. At the time that we entered into the Rights Agreement, we had no long- or short-term debt for borrowed money and we had over $28 million of cash on our balance sheet. We also had significant U.S. federal net operating carryforwards, which may be of value to a potential acquiror in the United States.
In its review of our anti-takeover defenses in light of our financial condition and prospects, the board took note of the fact that our company does not have some of the common takeover defenses employed by other companies. For example, our company does not have a classified board.
After reviewing our financial condition and prospects and our existing anti-takeover defenses, and after thorough deliberation and consultation with an investment banking firm, the board determined that it was in the best interests of our company and its shareholders for our company to enter into the Rights Agreement.

A shareholder rights plan such as the Rights Agreement is designed to enhance the ability of the board to protect shareholder interests by ensuring that shareholders receive fair treatment in the event of any potential takeover attempt. It is generally agreed that a shareholder rights plan is the most effective anti-takeover defense available to a public company. Our board is mindful of the perception by some investors and proxy advisory firms that shareholder rights plans can be used to entrench management. However, only one of our seven directors is an executive officer of our company. The other six of our directors are independent under Nasdaq rules. Moreover, our board’s intention is to use the Rights Agreement only in accordance with its fiduciary duties and to achieve the benefits described below. Our board remains committed to not using the Rights Agreement to entrench management and will consider all credible acquisition proposals in a manner consistent with its fiduciaries duties.
Over the past two decades, hundreds of publicly-held corporations have adopted shareholder rights plans in an attempt to defend against abusive or otherwise undesirable attempts to acquire control, such as:
•	taking control through open-market purchases without giving shareholders a control premium for their shares or the protection of the federal tender offer rules;

•	attempting to acquire a company when its stock is undervalued or not fully reflective of its worth; or

•	attempting, through a partial tender offer, to acquire a majority interest in a company and then forcing the remaining public shareholders to accept cash and/or securities of lesser value than that paid in the tender offer.
The Rights Agreement discourages such attempts by making an acquisition of 20% or more of our shares of common stock that is not approved by the board prohibitively expensive to the acquiror by diluting the acquiror’s stock interest in our company and increasing the number of shares that it would need to acquire.
Our board recognizes that circumstances creating the need for the Rights Agreement may change over time. The Rights Agreement therefore includes a so-called “TIDE” (three year independent director evaluation) provision which is more favorable to shareholders than such provisions in most rights plans in that it calls for at least an annual, as opposed to a triennial, review by a committee of independent directors for the purpose of recommending to the board whether the Rights Agreement should be modified or eliminated.
The Rights Agreement has a number of other terms, besides the mandated annual review by independent directors, which are also shareholder friendly:
•	it has a 20% trigger;

•	it has a three-year term;

•	it does not contain any “dead hand” (also known as “continuing director”) or similar provisions that limit the ability of a future board to redeem the rights or terminate the Rights Agreement; and

•	the Rights Agreement provides that the rights will not be triggered if a majority of the independent directors of our company, after receiving advice from an investment banking firm, determines that an offer is at a price which is fair to our shareholders and otherwise in the best interests of our company and our shareholders.

Benefits of the Rights Agreement
Our board believes that the Rights Agreement is in the best interests of our company and our shareholders for various reasons, in addition to those reasons noted above, including:
•	Does Not Prevent Unsolicited Offers. The Rights Agreement does not prevent parties from making an unsolicited offer for our company at a fair price. It does, however, give our board the ability to defend against hostile takeovers in which the acquiror fails to offer some or all shareholders a price that the board considers to be fair.

•	Encourages Would-Be Acquirors to Negotiate With Our Board. The Rights Agreement encourages would-be acquirors to negotiate with our board of directors, as the representative of all shareholders, in order to redeem the rights for nominal consideration. Without such a redemption, the existence of the rights will make a takeover extremely difficult. By encouraging negotiations with our board, the Rights Plan give our board the opportunity to (i) determine whether any proposed transaction is in the best interests of all of our shareholders; (ii) attempt to negotiate better terms for any such transaction; (iii) achieve a fair price for our shareholders; (iv) reject any transaction that our board determines to be inadequate; and (v) consider alternative transactions and opportunities.

•	Control of a Sale Process. The Rights Agreement would also enable our board to better manage and control a sale process to the extent our board may decide to consider strategic alternatives or to sell our company. It enhances our board’s ability to protect a negotiated transaction from uninvolved third parties once a process is completed.

•	Prevents Creeping Acquisitions. Although our company is subject to New York’s business combination statute (which limits the ability of shareholders who exceed 20% ownership from engaging in certain business combinations with our company for a period of five years), this statute does not prevent the actual accumulation of shares through “creeping acquisitions” on the open market and the attendant implications of having a meaningful block of shares in the hands of an acquiror.

•	Absence of Certain Other Anti-Takeover Devices. We have not adopted some of the more common devices other companies have adopted to thwart unwelcome takeovers. For example, we do not have a classified board of directors; holders of ten percent of our shares of common stock have the right to call special meetings of the shareholders; and directors can be removed, with or without cause, by the holders of a majority of our common stock.

Summary of the Rights Agreement
On April 2, 2009, we entered into the Rights Agreement. In connection with entering into the Rights Agreement, our board of directors declared a dividend distribution of one right (a “Right”) for each outstanding share of our common stock on April 2, 2009.
The Rights are currently deemed attached to all common stock certificates representing outstanding shares and no separate Rights certificates (the “Rights Certificates”) have been distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the common stock and a distribution date (a “Distribution Date”) will occur upon the earlier to occur of (1) the tenth business day (or a later date determined by the board of directors before the occurrence of a Distribution Date) following the date (the “Stock Acquisition Date”) of the first public announcement by our company or an Acquiring Person (as defined below) that any person or entity (a “Person”) or group of affiliated or associated Persons (other than an Exempt Person (as defined below)) has become the beneficial owner of 20% or more of our common stock then outstanding (an “Acquiring Person”) and (2) the tenth business day (or a later date determined by the board of directors before the occurrence of a Distribution Date) following the commencement of a tender or exchange offer by a Person, if upon its consummation, such Person, together with its affiliates and associates, would become an Acquiring Person.
Prior to the Distribution Date, the Rights will be evidenced, with respect to any shares of our common stock outstanding as of April 2, 2009, by the certificates representing such shares of common stock. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with, and only with, the shares of our common stock. After April 2, 2009 and until the Distribution Date (or earlier redemption or expiration of the Rights), the certificates representing shares of our common stock issued upon transfer or new issuance of shares of common stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of our common stock will also constitute the transfer of the Rights associated with the shares of common stock represented by such certificates.
The Rights are not exercisable until the Distribution Date and, if no Distribution Date occurs, will expire on (i) April 1, 2019, if the Rights Agreement is ratified at the 2010 annual meeting of shareholders, or (ii) on the business day after the 2010 annual meeting of shareholders, if the Rights Agreement is not ratified at the 2010 annual meeting of shareholders. Each Right entitles the registered holder to purchase from our company one one-ten thousandth (0.0001) of a share of Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), at a price of $20.00 (the “Purchase Price”). The amount and type of securities that may be purchased upon exercise of a Right is subject to adjustment, as described in the following two paragraphs.

In the event that a Person or group of affiliated or associated Persons (other than our company and current holders of 20% or more of the outstanding shares of our common stock (unless such holder acquires an additional 0.5% of the outstanding shares of our common stock)) (each an “Exempt Person”) becomes an Acquiring Person, the Rights Agreement provides that proper provision shall be made so that each holder of a Right will thereafter be entitled to receive, upon exercise, shares of our common stock (or, in certain circumstances, cash, assets or other securities of our company) having a value equal to two times the Purchase Price. The foregoing will not apply, however, to an acquisition of shares of our common stock pursuant to a tender offer or exchange offer for all outstanding shares of our common stock at a price and on terms determined by at least a majority of the independent directors of our company, after receiving advice from an investment banking firm, to be both fair to shareholders and otherwise in the best interests of our company and its shareholders (a “Qualifying Offer”).
In the event that, at any time following the Stock Acquisition Date, (a) our company engages in a merger or other business combination transaction in which we are not the surviving corporation, (b) our company engages in a merger or other business combination transaction with another Person in which we are the surviving corporation, but in which all or some of the shares of our common stock are changed or exchanged or the shares of our common stock remain outstanding but constitute less than 50% of the shares outstanding immediately following the merger or business combination or (c) 50% or more of our assets, earning power or cash flow is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise Purchase Price, common shares of the acquiring company having a value equal to two times the Purchase Price. However, the right to purchase common shares of the acquiring company will not apply to a transaction described in clauses (a) and (b) of this paragraph which is a Qualifying Offer and which meets certain other conditions set forth in the Rights Agreement.
Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in the previous two paragraphs, any Rights that are beneficially owned by any Acquiring Person or the affiliates or associates of an Acquiring Person shall immediately become null and void.
At any time until the tenth business day following the Stock Acquisition Date, the board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment (the “Redemption Price”). Immediately upon the action of the board ordering redemption of the Rights, the Rights will no longer be exercisable. In general, thereafter the only right of the holders of Rights will be to receive the Redemption Price.
The board may, at its option, at any time after a Person or a group of affiliated or associated Persons becomes an Acquiring Person and prior to the acquisition by a Person or group of affiliated or associated Persons of 50% or more of the outstanding shares of our common stock, exchange all or part of the then outstanding and exercisable Rights (other than those held by the Acquiring Person and affiliates and associates of the Acquiring Person) for shares of our common stock at a ratio of one share of common stock (or at such other exchange ratio as the board of directors shall determine) per Right. If the board authorizes such an exchange, the Rights will immediately terminate and the only right of the holders of such Rights will be to receive the exchange shares.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of our company, including the right to vote or to receive dividends.
Prior to the Distribution Date, any of the provisions of the Rights Agreement may be amended by the board. Thereafter, certain other provisions of the Rights Agreement may be amended by action of the board if such amendment does not materially adversely affect the interests of the holders of the Rights (excluding the interests of any Acquiring Person).
Until the Distribution Date, (1) the Rights will be evidenced by our common stock certificates and will be transferred with and only with our common stock certificates, (2) new common stock certificates issued after April 2, 2009 will contain a notation incorporating the Rights Agreement by reference, and (3) the surrender for transfer of any certificates for common stock outstanding will also constitute the transfer of the Rights associated with the common stock represented by such certificate.
The Rights Agreement provides that a committee of independent directors shall review the Rights Agreement at least annually to consider whether the maintenance of the Rights Agreement continues to be in the best interests of our company and its shareholders and report its conclusions to the full board.
The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement attached hereto as Annex C.

PROPOSAL III: RATIFICATION OF INDEPENDENT AUDITORS
The Audit Committee has appointed Eisner LLP as our independent auditors for our fiscal year ending September 30, 2010. The shareholders are being asked to ratify this action of the Audit Committee. In the event the ratification is not approved, the Audit Committee will reconsider its selection.
Our board of directors recommends that shareholders vote FOR the ratification of Eisner LLP as our independent auditors for our fiscal year ending September 30, 2010.
Representatives of Eisner LLP are expected to be present at the annual meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make a statement to the shareholders.
Audit and Other Fees During Fiscal 2009 and Fiscal 2008
The following table sets forth the fees for professional services provided by our independent auditor in respect of our fiscal years ended September 30, 2009 and September 30, 2008 for various audit and other services. Our independent auditor for those fiscal years was Eisner LLP.

	Fiscal 2009	Fiscal 2008

Audit fees	$764,000	$764,000

Audit-related fees	—	—

Tax fees	—	—

All other fees	—	—
Audit fees include the fees for auditing our annual financial statements and reviewing the financial statements included in our quarterly reports on Form 10-Q, as well auditing the internal controls over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees also include fees for services that were provided in connection with regulatory filings and consents related to filings with the Securities and Exchange Commission.
Pre-Approval Policy
The charter of the Audit Committee was adopted by the board of directors in May 2007. The charter of the Audit Committee provides that the Audit Committee shall pre-approve all auditing and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimus exception (the “de minimus exception”) for non-audit services that are permitted by Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and that are approved by the Audit Committee prior to the completion of the audit.
We did not incur audit-related fees, tax fees or other fees during fiscal 2009 or fiscal 2008 from services provided to us by our independent auditor for those periods. Accordingly, no non-audit services provided by our independent auditor were approved by the Audit Committee after the fact in reliance upon the de minimus exception.

OTHER MATTERS
Other Matters to be Considered at the Annual Meeting
The board of directors does not know of any other business to be presented to the annual meeting and does not intend to bring other matters before the annual meeting. However, if any other matters properly come before the annual meeting, it is intended that the persons named in the accompanying proxy card will vote thereon according to their own judgment. No shareholder has informed the company of any intention to propose any other matter to be acted upon at the annual meeting. Accordingly, the persons named in the accompanying proxy card are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement.
Cost of Solicitation of Proxies
We will bear the cost of solicitation of proxies from our shareholders and voting instructions from the holders of depository interests. In addition to solicitation by mail, the directors and certain officers and employees of our company may solicit proxies or voting instructions personally. These persons will receive no additional compensation for such services but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock and depository interests held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder promulgated by the Securities and Exchange Commission require the reporting of transactions in our equity securities by our directors and certain of our officers and by shareholders who beneficially own more than 10% of our common stock (collectively, the “Reporting Persons”). Section 16(a) and the rules thereunder require the Reporting Persons to report initial statements of ownership of our equity securities on Form 3 and changes in ownership of our equity securities on Form 4 or Form 5. Based on a review of these reports filed by the Reporting Persons and written representations from our directors and officers that no Forms 5 were required to be filed by them in respect of our fiscal year ended September 30, 2009, we believe that no Reporting Person failed to file a Section 16 report on a timely basis during our fiscal year ended September 30, 2009, other than Washington & Congress Capital Partners LP, a former beneficial owner of more than 10% of our common stock, which filed a Form 4 reporting one transaction in our common stock late.
Shareholder Proposals for the Next Annual Meeting
In order for a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 to be included in the proxy statement relating to our next annual meeting of shareholders, it must be received by us at our principal executive offices, 245 Park Avenue, New York, New York 10167 (Attn.: Secretary), no later than November 30, 2010.

If a shareholder intends to present a proposal for consideration at our next annual meeting of shareholders outside the processes of Rule 14a-8, we must receive notice of such proposal at our principal executive offices, 245 Park Avenue, New York, New York 10167 (Attn.: Secretary) no later than February 11, 2011, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 and our proxies will have discretionary voting authority with respect to such proposal, if it is presented at the annual meeting, without including information regarding such proposal in our proxy materials.
The deadlines above are calculated by reference to the mailing date of the proxy materials for this year’s annual meeting. If the date of next year’s annual meeting changes by more than 30 days (i.e., it is held earlier than April 18, 2011 or later than June 17, 2011) we will inform shareholders of such change and the effect of such change on the deadlines given above by including notice under Item 5 of Part II in our earliest possible Quarterly Report on Form 10-Q or, if that is impracticable, by other means reasonably calculated to inform our shareholders of such change and the new deadlines.
Form 10-K of the Company
A copy of our annual report to shareholders for our fiscal year ended September 30, 2009 is enclosed with this Proxy Statement. The annual report to shareholders consists of a letter to shareholders from our chairman of the board, a letter to shareholders from our chief executive officer and the full text of our annual report on Form 10-K, including the financial statements and the financial statement schedules, but excluding exhibits, for our fiscal year ended September 30, 2009.
We will provide, without charge, to any holder of our shares of common stock or depository interests as of the Record Date, additional copies of our annual report to shareholders, including the Form 10-K that constitutes a part thereof, for our fiscal year ended September 30, 2009. Shareholders or holders of depository interests who wish to receive an additional copy of our annual report to shareholders should send their requests to us at 245 Park Avenue, New York, New York 10167 (Attn.: Secretary). Each such request should include a statement by the person making the request that he or she is a beneficial owner of shares of our common stock or depository interests as of the Record Date.
Householding Information
The Securities and Exchange Commission permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports to shareholders with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report to those shareholders. This process, which is commonly referred to as “householding,” is intended to reduce the volume of duplicate information shareholders receive and also reduce expenses for companies. While we do not utilize householding, some intermediaries may be householding our proxy materials and our annual report to shareholders. Once you have received notice from your broker or another intermediary that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you hold your shares through an intermediary that sent a single copy of this Proxy Statement and a single copy of our annual report to shareholders to multiple shareholders in your household, we will promptly deliver a separate copy of each of these documents to you if you send a written request to us at our principal executive offices, 245 Park Avenue, New York, New York 10167 (Attn.: Secretary), or call us at 212-750-0064. If you hold your shares through an intermediary that is utilizing householding and you want to receive separate copies of our annual report and proxy statement in the future, you should contact your bank, broker or other nominee record holder.

If you hold your shares through an intermediary who sends you multiple copies of our annual report to shareholders and proxy statement and wish to receive only one, you should contact your bank, broker of other nominee holder. If you a record holder of our shares of common stock who receives multiple copies of our annual report and proxy statement and wish to receive only one, send a written request to us at our principal executive offices, 245 Park Avenue, New York, New York 10167 (Attn.: Secretary), or call us at 212-750-0064.

By Order of the Board of Directors

Leslie J. Levinson
Secretary
New York, New York
March 31, 2010
The board of directors hopes that shareholders will attend the annual meeting. Whether or not you plan to attend, holders of common stock are urged to complete, date, sign and return the enclosed proxy card in the accompanying envelope and holders of depository interests are urged to complete, date, sign and return their form of instruction to the depository interest registrar. If you hold shares of our common stock, you may also cast your proxy electronically through the Internet or by telephone by following the instructions on your proxy card. If you hold depository interests, you may cast your proxy electronically through the Internet by following the instructions on your form of instruction. Your prompt response will greatly facilitate arrangements for the annual meeting. Shareholders who attend the annual meeting may vote their stock personally even though they have sent in their proxies. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder. Holders of depository interests who attend the meeting will not be able to vote their depository interests in person unless they instruct the depository registrar to issue an authorization to attend the meeting and they then vote in person.

ANNEX A
Allied Healthcare International Inc.
Nominating and Corporate Governance Committee Charter
(Revised and Restated by the Board of Directors on June 10, 2009.)
This Charter governs the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Allied Healthcare International Inc. (the “Company”), which shall have the authority, responsibility and specific powers described below.
Purposes. The Committee’s purposes are (I) (a) to identify individuals qualified to become members of the Board, (b) recommend to the Board a slate of director nominees to be elected by stockholders, (c) recommend to the Board director candidates to be elected by the Board to fill any vacancies, and (d) recommend directors for appointment to Board committees, all in accordance with the Company’s Certificate of Incorporation, By-laws, applicable laws, rules or regulations of the Securities and Exchange Commission and other governmental authorities, applicable rules of The Nasdaq Stock Market, LLC (“Nasdaq”) and/or any other stock exchange where the Company’s securities are from time to time listed (collectively, “Applicable Requirements”), (II) review and recommend changes to the corporate governance documents of the Company, and (III) oversee the annual evaluation of the Board and the committees thereof and conduct the annual performance evaluation of the Chairman of the Board of Directors.
Duties and Responsibilities. The duties and responsibilities of the Committee shall include the following, in addition to any others that may be assigned by the Board from time to time:
Board Nominees and Committee Membership
•	Develop and recommend to the Board criteria to identify and evaluate prospective candidates for nomination to the Board.

•	Identify and review the qualifications of potential nominees for the Board, including incumbent directors and candidates recommended by stockholders.

•	Recommend to the Board a slate of director nominees with respect to each class of directors to be elected by stockholders.

•	As vacancies or new positions on the Board arise, actively seek individuals qualified to become Board members for recommendation to the Board.

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•	Evaluate the appropriateness of the size of the Board relative to its various responsibilities and recommend to the Board any increase or decrease with respect thereto.

•	Evaluate the composition of the Board and recommend to the Board any changes to such composition so as to best reflect the objectives of the Company and the Board.

•	Evaluate the composition of the various committees of the Board and recommend to the Board any changes to such composition so as best to reflect the objectives of the Company and the Board.

•	In consultation with the Chairman of the Board, recommend to the Board the directors and chairman to be appointed to each committee.
Corporate Governance
•	Review at least annually, and recommend to the Board amendments, if any, relating to corporate governance to, the Company’s Certificate of Incorporation, By-laws, committee charters, Codes of Conduct, Role Statements, Disclosure Policy, and Policy on Trading in Company Securities.

•	Recommend to the Board the adoption of any new or supplemental committee charters, Codes of Conduct, Role Statements or corporate governance policies and amendments thereto.

•	Review and recommend to the Board changes, if any, to the Company’s indemnification policies and insurance coverage for directors and officers.

•	Consider any other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

•	Conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities.
Board Evaluation
•	Recommend to the Board an annual performance evaluation process for the Board and its committees (including this Committee) and oversee the same.

•	Evaluate at least annually the performance of the Chairman of the Board of Directors of the Company.

•	Other

•	Review this Charter from time to time for adequacy and compliance with Applicable Requirements, and recommend any changes to the Board.

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Criteria for Selecting New Directors. The Committee, in recommending the selection of nominees for director shall do so based on such nominee’s business experience and skills (including business experience and skills in core areas such as operations, management, technology, healthcare industry knowledge, accounting and finance, leadership, strategic planning and international markets), leadership ability, independence, judgment, integrity, and ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests and such other considerations as the Committee shall deem appropriate. In addition, the Committee shall consider all Applicable Requirements with regard thereto, including when appropriate those applicable to membership on the Committee. The Committee shall establish, and, to the extent required by Applicable Requirements, the Company shall publish in the Company’s proxy statement or elsewhere as required, specific, minimum qualifications that must be met by any nominee to be selected or recommended by the Committee and the specific qualities or skills that the Committee may determine from time to time to be necessary for one or more of the Company’s directors to possess.
Committee Member Qualifications. The members of the Committee shall satisfy any Applicable Requirements, including the “independence” requirements of Nasdaq from time to time in effect and applicable to the Company. Committee members shall be appointed and may be removed at any time by the Board. A member of the Committee shall be selected by the Board to serve as the Committee’s chairperson. The Committee may delegate its authority to a subcommittee comprised solely of its members.
Committee Size, Meetings and Reporting. The Committee shall be comprised of at least three members and conduct at least four meetings per year, or more if deemed appropriate by its chairperson or a majority of its members. The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, quorum and voting requirements as are applicable to the Board. The Committee shall report to the Board on its activities. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.
Advisors. The Committee shall have the authority to retain and terminate at the Company’s expense any search firm, counsel or other advisors it deems appropriate in connection with the identification and evaluation of director candidates or in connection with the Committee’s other responsibilities hereunder.
Public Availability of Charter. This Charter shall be posted on the Company’s website and shall otherwise be made publicly available in accordance with Applicable Requirements.

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ANNEX B
Allied Healthcare International Inc.
Compensation Committee Charter
(Revised and Restated by the Board of Directors on June 10, 2009.)
Purpose
The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Allied Healthcare International Inc. (the “Company”) to assist the Board in (a) fulfilling its responsibilities relating to the compensation of executive officers of the Company; (b) producing an annual report on executive compensation for inclusion in the Company’s proxy statement for the annual meeting of stockholders, in accordance with applicable rules and regulations; and (c) performing such other duties and responsibilities enumerated in and consistent with this Charter.
Membership
1.	The Committee shall consist of a minimum of three (3) members of the Board, each of whom shall (a) meet the independence requirements of The Nasdaq Stock Market, LLC and other applicable laws, rules and regulations governing independence, as determined by the Board in its business judgment; (b) qualify as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended; and (c) otherwise satisfy requirements as the Board determines appropriate.
2.	Members of the Committee shall be appointed by the Board and shall serve at the discretion of the Board.
3.	The Board shall designate a Chairperson for the Committee. In the absence of the Chairperson at any meeting of the Committee, the members of the Committee may designate a Chairperson by majority vote.
Authority, Duties and Responsibilities
In furtherance of its purpose set forth above, the Committee will have the following authority, duties, and responsibilities:
1.	In consultation with management, approve the Company’s executive compensation philosophy and oversee and monitor the Company’s executive compensation plans and programs to determine whether they are properly aligned with the Company’s strategic and financial objectives.

2.	Review and approve all Company goals and objectives relevant to the Chief Executive Officer’s compensation; evaluate the Chief Executive Officer’s performance in light of those goals and objectives; and determine and recommend to the Board the Chief Executive Officer’s compensation (including base salary, incentive compensation and long-term compensation) based on this evaluation. The full Board shall approve the Chief Executive Officer’s compensation.

3.	Recommend to the Board the compensation (including base salary, incentive compensation and long-term compensation) of other executive officers and such senior officers as the Committee determines appropriate. The full Board shall approve the compensation of other executive officers and such senior officers as the Committee determines appropriate.

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4.	In determining the long-term incentive award component of compensation for the Chief Executive Officer and other executive officers, the Committee shall consider the Company’s performance and relative shareholder return, the award practices of the relevant peer group of competitors, the awards given in past years, the Committee’s assessment of the current and expected contribution of those individuals to the Company’s success, and such other factors as the Committee considers appropriate.

5.	Review the Company’s policies regarding the tax deductibility of compensation paid to executive officers for purposes of Internal Revenue Code Section 162(m) and, as and when appropriate, establish performance goals and certify that performance goals have been attained.

6.	Review and approve any employment agreement, new hire award or new hire payment proposed to be made with or to any proposed or current executive officer.

7.	Review and approve any severance, change-in-control or similar termination agreement, award or payment proposed to be made with or to current or former executive officer.

8.	(a) Review, adopt and, where required, recommend to the shareholders for approval, all new equity-based employee benefit plans and any material change to an existing equity-based employee benefit plan; (b) review, adopt, approve and amend any non-equity-based incentive- compensation plans in which executive officers may participate; and (c) review, adopt, approve and amend any other employee benefit plans that cause material increases in expenses, except to the extent such authorities are delegated to one or more members of management.

9.	Administer and recommend to the Board awards under the Company’s various equity-based employee incentive plans.

10.	Terminate, as appropriate, any equity-based or other employee benefit plans, except to the extent such authority is delegated to one or more members of management.

11.	Produce the annual committee report on executive compensation for inclusion in the Company’s annual proxy statement.

12.	Review and approve in advance the contents of SEC and other regulatory filings relating to compensation matters.

13.	Recommend non-executive director compensation and benefits to the Board.

14.	Oversee the succession planning process for the chief executive officer of the Company in the event of the death, disability, retirement or other termination of service of the chief executive officer.

15.	Oversee the succession planning process for such other key senior executive officer(s) as the Board determines in the event of the death, disability, retirement or termination of service of such individual(s).

16.	Make regular reports to the Board summarizing the matters reviewed and actions taken at each Committee meeting.

17.	Perform an annual performance evaluation of the Committee and report the results to the Board.

18.	Review and reassess the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

19.	Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation and Bylaws, and governing law as the Committee or the Board deems appropriate.

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To these ends, the Committee shall have and may exercise all the powers and authority of the Board to the extent permitted under the New York Business Corporation Law.
Committee Meetings, Structure and Operations
1.	The Committee shall meet as frequently as the Committee deems necessary.

2.	The Committee may form and delegate to one or more subcommittees or to members of management (consistent with applicable laws and regulatory requirements) all or a portion of the Committee’s authority, duties and responsibilities. The Committee also may establish such rules as it determines necessary or appropriate for its business.

3.	The Committee shall have direct access to, and complete and open communication with, management and may obtain advice and assistance from internal legal, accounting or other advisors to assist it. In the course of performing its duties and responsibilities, the Committee also is authorized to select, retain, terminate, and approve the fees and other retention terms of independent legal, accounting or other advisors (including, without limitation, compensation consultants) as it deems appropriate, without seeking approval of management or the Board. The Company shall be responsible for all costs or expenses so incurred.

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ANNEX C
RIGHTS AGREEMENT
ALLIED HEALTHCARE INTERNATIONAL INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.
as Rights Agent
RIGHTS AGREEMENT
(Composite version)
Dated as of April 2, 2009, as amended March 10, 2010

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RIGHTS AGREEMENT
RIGHTS AGREEMENT dated as of April 2, 2009, as amended March 10, 2010, between Allied Healthcare International Inc., a New York corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).
W I T N E S S E T H
WHEREAS, on March 23, 2009 (the “Rights Dividend Declaration Date”), the Board authorized and declared a dividend distribution of one (1) preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the close of business on April 2, 2009 (the “Record Date”), and has authorized the issuance of one (1) Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(i) hereof) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (each as hereinafter defined) and in certain circumstances after the Distribution Date, each Right initially representing the right to purchase one one-ten thousandth (0.0001) of a share of Preferred Stock (as hereinafter defined) having the rights, powers and preferences set forth in the form of the Certificate of Amendment to the Certificate of Incorporation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:
Section 1. Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person shall be the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock of the Company then outstanding, but shall not include an Exempt Person.
(b) “Act” shall mean the Securities Act of 1933, as amended.
(c) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.
(d) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.
(e) “Agreement” shall mean this Rights Agreement as originally executed or as it may from time to time be supplemented, amended, renewed, restated or extended pursuant to the applicable provisions hereof.
(f) “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.

(g) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:
(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants, options or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights are Original Rights or securities issued pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;
(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this Section 1(g)(ii) as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);
(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (A) of the proviso to Section 1(g)(ii) above) or disposing of any voting securities of the Company; or
(iv) in respect of which such Person or any of such Person’s Affiliates or Associates has a Synthetic Long Position;
provided, however, that nothing in this Section 1(g) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to be deemed to “beneficially own,” any securities acquired, or which that Person has the right to acquire, through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; provided further that in no case shall an officer or director of the Company or any Subsidiary of the Company be deemed (x) the Beneficial Owner of any securities beneficially owned by another officer or director of the Company or any Subsidiary of the Company solely by reason of actions undertaken by such persons in their capacity as officers or directors of the Company or any Subsidiary of the Company or (y) the Beneficial Owner of securities held of record by the trustee of any employee benefit plan of the Company or any Subsidiary of the Company for the benefit of any employee of the Company or any Subsidiary of the Company, other than the officer or director, by reason of any influence that such officer or director may have over the voting of the securities held in the plan.

(h) “Board” shall mean the Board of Directors of the Company.
(i) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(j) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(k) “Common Stock”, when used in reference to the Company, shall mean the common stock, par value $.01 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. “Common Stock” when used with reference to any Person other than the Company organized in corporate form shall mean (i) the capital stock or other equity interest in such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the capital stock, equity securities of, or other equity interest in, the Person or Persons which ultimately control such first-mentioned Person and which has issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.
(l) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(m) “Company” shall have the meaning set forth in the preamble of this Agreement, until a successor corporation or entity shall have become such or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder pursuant to the applicable provisions of this Agreement and, thereafter, “Company” shall mean such successor or Principal Party, respectively.
(n) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.
(o) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(q) “Equivalent Preference Stock” shall have the meaning set forth in Section 11(b) hereof.
(r) “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.
(s) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.
(t) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(u) “Exempt Person” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, (iv) any Person or entity organized, appointed, established or holding Common Stock of the Company by, for or pursuant to the terms of any employee benefit plan or employee stock plan, (v) a Person who, together with its Affiliates and Associates, becomes the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock of the Company then outstanding solely as a result of a reduction in the number of shares of Common Stock of the Company outstanding due to the repurchase of shares of Common Stock of the Company by the Company, unless and until such time as such Person shall purchase or otherwise become (as a result of actions taken by such Person or its Affiliates or Associates) the Beneficial Owner of any additional shares of Common Stock of the Company, (vi) any Person who the Board in good faith determines has inadvertently become the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock then outstanding, so long as such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be the Beneficial Owner of twenty percent (20%) or more of the then outstanding shares of Common Stock of the Company, and (vii) any Person who, on the date of execution of this Agreement, is the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock of the Company then outstanding, unless and until such Person, together with its Affiliates and Associates, while remaining the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock of the Company then outstanding, acquires beneficial ownership of additional shares of Common Stock of the Company representing half a percent (0.5%) or more of the shares of Common Stock of the Company then outstanding.
(v) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(w) “Final Expiration Date” shall mean the Close of Business on (i) April 1, 2012, if this Agreement is approved at the 2010 annual meeting of shareholders by the affirmative vote of the holders of a majority of the voting power of the shares of stock of the Company who are present or represented by proxy and entitled to vote on the matter at a meeting of the shareholders held in accordance with applicable law, or (ii) on the Business Day after the 2010 annual meeting of shareholders, if this Agreement is not so approved at the 2010 annual meeting of shareholders, in each case, unless the Rights are previously redeemed, exchanged or terminated or a Distribution Date has occurred.

(x) “Independent Director” shall mean a director of the Company who shall have been determined by the Board to be independent under Nasdaq listing standards, or, if the shares of Common Stock are listed on another national exchange, such national exchange’s listing standards.
(y) “Nasdaq” shall mean The NASDAQ Stock Market LLC.
(z) “Original Rights” shall mean Rights acquired by a Person or such Person’s Associates or Affiliates prior to the Distribution Date or issued pursuant to Section 3(a) or Section 22 hereof.
(aa) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, and includes without limitation an unincorporated group of individuals who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act.
(bb) “Preferred Stock” shall mean shares of Series A Preferred Stock, par value $.01 per share, of the Company, and, to the extent that there is not a sufficient number of shares of Series A Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Preferred Stock.
(cc) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.
(dd) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.
(ee) “Qualifying Offer” shall have the meaning set forth in Section 11(a)(ii) hereof.
(ff) “Record Date” shall have the meaning set forth in the “WHEREAS” clause at the beginning of this Agreement.
(gg) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.
(hh) “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.
(ii) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(jj) “Right” shall have the meaning set forth in the “WHEREAS” clause at the beginning of this Agreement.
(kk) “Rights Agent” shall mean the Person named as the “Rights Agent” in the preamble of this Agreement until a successor Rights Agent shall have become such pursuant to the applicable provisions hereof, and thereafter “Rights Agent” shall mean such successor Rights Agent. If at any time there is more than one Person appointed by the Company as Rights Agent pursuant to the applicable provisions of this Agreement, “Rights Agent” shall mean and include each such Person.

(ll) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.
(mm) “Rights Dividend Declaration Date” shall have the meaning set forth in the “WHEREAS” clause at the beginning of this Agreement.
(nn) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.
(oo) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
(pp) “Section 13 Event” shall have the meaning set forth in Section 13(a) hereof.
(qq) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(rr) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.
(ss) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect at least a majority of the board of directors or other persons performing similar functions of such corporation or other entity are at the time directly or indirectly beneficially owned or otherwise controlled by such Person and any Affiliate or Associate of such Person.
(tt) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(uu) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(vv) “Synthetic Long Position” shall mean any option, warrant, convertible security, stock appreciation right or other contractual right, whether or not presently exercisable, which has an exercise or conversion privilege or a settlement payment or mechanism at a price related to shares of Common Stock of the Company or a value determined in whole or part with reference to, or derived in whole or in part from, the market price or value of shares of Common Stock of the Company, whether or not such right is subject to settlement in whole or in part in shares of Common Stock of the Company, and which increases in value as the value of a share of Common Stock of the Company increases or which provides to the holder of such right an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of a share of Common Stock of the Company, but shall not include:
(i) rights of a pledgee under a bona fide pledge of shares of Common Stock of the Company;
(ii) rights of all holders of shares of Common Stock of the Company to receive shares of Common Stock of the Company pro rata, or obligations to dispose of shares of Common Stock of the Company, as a result of a merger, exchange offer, or consolidation involving the Company;

(iii) rights or obligations to surrender shares of Common Stock of the Company, or have shares of Common Stock of the Company withheld, upon the receipt or exercise of a derivative security or the receipt or vesting of equity securities, in order to satisfy the exercise price or the tax withholding consequences of receipt, exercise or vesting;
(iv) interests in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority;
(v) interests or rights to participate in employee benefit plans of the Company held by employees or former employees of the Company; or
(vi) options granted to an underwriter in a registered public offering for the purpose of satisfying over-allotments in such offering.
The number of shares of Common Stock of the Company in respect of which a Person has a Synthetic Long Position shall be the notional or other number of shares of Common Stock of the Company specified in a filing by such Person or any of such Person’s Affiliates or Associates with the Securities and Exchange Commission pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act in respect of which shares of Common Stock are the subject security or in the documentation evidencing the Synthetic Long Position as being subject to be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated in whole or in part or, if no such filing is made or required to be made pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act or if no such number of shares of Common Stock is specified in such filing or documentation, as determined by the Board of Directors of the Company in good faith to be the number of shares of Common Stock of the Company to which the Synthetic Long Position relates.
(ww) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(xx) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.
Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have not duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent. Unless otherwise determined by the Company, any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-Rights Agent.

Section 3. Issuance of Rights Certificates.
(a) Until the earlier of:
(i) the Close of Business on the tenth (10th) Business Day (or such specified or unspecified later date as may be determined by the Board before the occurrence of a Distribution Date) after the Stock Acquisition Date (or, if the tenth (10th) Business Day (or such later date) after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and
(ii) the Close of Business on the tenth (10th) Business Day (or such specified or unspecified later date as may be determined by the Board before the occurrence of a Distribution Date) after the date that a tender or exchange offer by any Person is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would become an Acquiring Person made at a time when the Rights are redeemable hereof (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”),
(x) the Rights will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for the Common Stock of the Company registered in the names of the holders thereof (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent shall, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of the Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a rights certificate substantially in the form attached hereto as Exhibit B (each, a “Rights Certificate”), evidencing one (1) Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights, but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) As promptly as practicable following the Record Date, the Company will make available a copy of a summary of Rights (a “Summary of Rights”) substantially in the form attached hereto as Exhibit C to any holder of the Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.
(c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Close of Business on the Distribution Date and the Expiration Date and, to the extent provided in Section 22 hereof, in respect of shares of Common Stock of the Company issued after the Distribution Date and prior to the Expiration Date. Certificates representing such shares of Common Stock of the Company shall also be deemed to be certificates for Rights, and shall, as promptly as practicable following the Record Date, bear the following legend:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Allied Healthcare International Inc. (the “Company”) and the Rights Agent thereunder, dated as of April 2, 2009, as the same may be amended, restated, renewed or extended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned (as such term is defined in the Rights Agreement) by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.
With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Rights Certificates.
(a) The Rights Certificates (and the forms of election to purchase, assignment and certificate contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-ten thousandths of a share of Preferred Stock as shall be set forth therein at the exercise price set forth therein (such exercise price per one one-ten thousandth (0.0001) of a share, as adjusted from time to time hereunder, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein, including as provided in Section 11(a)(ii) hereof.
(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such; or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board, in its sole discretion, has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of the provisions of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:
The Rights represented by this Rights Certificate are or were beneficially owned by a Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

Section 5. Countersignature and Registration.
(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any Vice President or its Chief Financial Officer, either manually or by facsimile signature, and attested to by the Secretary or any Assistant Secretary, either manually or by facsimile or other reproduced signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile or other reproduced signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by an authorized signatory of the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates entitling the registered holder to purchase a like number of one one-ten thousandths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate or Rights Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate or Rights Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation under this Section 6 unless and until it is satisfied that all such taxes and/or charges have been paid in full.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-ten thousandths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which all of the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”) and (iii) the time at which all of the Rights are exchanged as provided in Section 24 hereof (the “Exchange Date”) (the earliest of (i), (ii) and (iii) being herein referred to as the “Expiration Date”).
(b) The Purchase Price for each one one-ten thousandth (0.0001) of a share of Preferred Stock pursuant to the exercise of a Right shall initially be Twenty Dollars ($20.00), shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with Section 7(c) below.
(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate contained therein duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price, as such amount may be reduced pursuant to Section 11(a)(iii) hereof, per one one-ten thousandth (0.0001) of a share of Preferred Stock (or, following the occurrence of a Triggering Event, for Common Stock, other securities, cash or other assets, as the case may be) to be purchased (as set forth below) and an amount equal to any applicable tax or governmental charge, the Rights Agent shall, subject to Sections 7(f) and 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-ten thousandths of a share of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-ten thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent to comply with such request), (ii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof and (iv) after receipt thereof, deliver such cash, if any, to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified check, cashier’s check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to this Section 7(c) or Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The Company reserves the right to require, prior to the occurrence of a Triggering Event, that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.
(d) In case the registered holder of any Rights Certificate shall exercise less than all of the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Sections 6 and 14 hereof.
(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after such Acquiring Person becomes such or (iii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Rights Certificate upon the occurrence of any purported assignment or exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Rights Certificate surrendered for such assignment or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.
Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates and, in such case, shall deliver a certificate of destruction thereof to the Company.
Section 9. Reservation and Availability of Capital Stock.
(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, the amount of Common Stock and/or other securities) that, as provided in this Agreement (including Section 11(a)(iii) hereof) will be sufficient to permit the exercise in full of all outstanding Rights.
(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any stock exchange, the Company shall use all reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c) The Company shall use reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event in which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Act on an appropriate form with respect to the Common Stock of the Company or other securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “Blue Sky” laws of the various states in connection with the exercisability of the Rights. The Company may, acting by resolution of the Board, temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence (1st) of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. In the event of any such suspension, the Company shall promptly notify the Rights Agent thereof and issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and shall issue a public announcement (with prompt notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required in other circumstances following the Distribution Date, the Company may similarly temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement shall not have been declared effective.
(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-ten thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.
(e) The Company further covenants and agrees that, except as set forth in Section 6(a) hereof and this Section 9(e), it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-ten thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-ten thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, nor shall the Company be required to issue or deliver any certificates for a number of one one-ten thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.
Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-ten thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price

(and all applicable taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books for the Preferred Stock (or Common Stock and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Preferred Stock (or Common Stock and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a shareholder of the Company (or the Principal Party) with respect to shares for which the Rights shall be exercisable, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company (or the Principal Party), except as provided herein.
Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares (or fractions thereof) purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a) (i) In the event that the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding Preferred Stock, (C) combine or consolidate the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one (1) Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one (1) Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Sections 23 and 24 of this Agreement, in the event (a “Section 11(a)(ii) Event”) that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a Section 13 Event or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the Independent Directors of the Company, after receiving advice from one or more investment banking firms, to be (a) at a price which is fair to shareholders (taking into account all factors which such members of the Board deem relevant, including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its shareholders (hereinafter a “Qualifying Offer”), proper provision shall be made so that promptly after the date of occurrence of such Section 11(a)(ii) Event, each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-ten thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-ten thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such Right was then issued or exercisable) and (y) dividing that product (which following such first occurrence shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per share of Common Stock of the Company on the date of such first occurrence (such number of shares being referred to as the “Adjustment Shares”).
(iii) In the event that the number of shares of Common Stock which are authorized by the Company’s certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company, acting by resolution of the Board, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price attributable to each Right and (B) with respect to all or a portion of each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities, if any, of the Company other than Common Stock (including, without limitation, shares or units of shares of Preferred Stock, which the Board has deemed to have the same value or economic rights as shares of Common Stock (such shares of Preferred Stock being referred to herein as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) hereof, as such date may be extended pursuant to Section 23(a) hereof or amended pursuant to Section 27 hereof, expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, being referred to herein as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first (1st) and/or third (3rd) sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such first (1st) sentence and to determine the value thereof. In the event of any such suspension, the Company shall promptly notify the Rights Agent thereof and issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement (with prompt notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date, and the value of any Common Stock Equivalent shall be deemed to be equal to the value of the Common Stock on such date.
(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (such shares being referred to herein as the “Equivalent Preference Stock”)) or securities convertible into Preferred Stock or Equivalent Preference Stock at a price per share of Preferred Stock or per share of Equivalent Preference Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preference Stock) less than the Current Market Price per share of Common Stock on such record date, except as otherwise provided in Section 11(a) and Section 7(e) hereof, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the sum of (i) the number of shares of Preferred Stock outstanding on such record date and (ii) the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preference Stock so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the sum of (i) the number of shares of Preferred Stock outstanding on such record date and (ii) the number of additional shares of Preferred Stock and/or Equivalent Preference Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one (1) Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one (1) Right. In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), except as otherwise provided in Section 11(a) and Section 7(e) hereof, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one (1) Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one (1) Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.
(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to, but not including, such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 10 consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights) or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and prior to the expiration of the requisite 30-Trading Day or 10-Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Common Stock selected by the Board. If on any such date the Common Stock is not publicly held or is not so listed, admitted to trading or quoted, and no market maker is making a market in such Common Stock, Current Market Price shall mean the fair value of such shares on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.
(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) hereof (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i) hereof, the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of one one-ten thousandth (0.0001) of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 10,000.
(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first (1st) sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof (or the number of Rights) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k), (l) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock of the Company shall apply on like terms to any such other shares.
(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-ten thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-ten thousandths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (x) the number of one one-ten thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-ten thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-ten thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten thousandth of a Right) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-ten thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-ten thousandth (0.0001) of a share of Preferred Stock and the number of one one-ten thousandths of a share of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.
(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the par value, if any, of the number of one one-ten thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall use all reasonable efforts to take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, fully paid and nonassessable, such number of one one-ten thousandths of a share of Preferred Stock at such adjusted Purchase Price.
(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (and shall promptly notify the Rights Agent of any such election) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-ten thousandths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-ten thousandths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock, shall not be taxable to such shareholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the shareholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Associates or Affiliates.
(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each record holder of a Rights Certificate (or, if prior to the Distribution Date, to each record holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
(a) In the event (a “Section 13 Event”) that, at any time after a Person becomes an Acquiring Person, directly or indirectly, (x) the Company shall consolidate or otherwise combine with, or merge with or into, any other Person or Persons (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) and the Company shall not be the continuing or surviving corporation of such consolidation, combination or merger, (y) any Person or Persons (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate or otherwise combine with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation, combination or merger and, in connection with such consolidation, combination or merger, all or part of the outstanding shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or Persons or cash or any other property or the shares of Common Stock held by shareholders of the Company immediately prior to the consummation of the transaction which remain outstanding shall constitute less than fifty percent (50%) of the total number of shares of Common Stock outstanding immediately following consummation of the transaction, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, earning power or cash flow aggregating more than fifty percent (50%) of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall, on or after the later of (A) the date of the first occurrence of any such Section 13 Event or (B) the expiration of the Redemption Period, thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-ten thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-ten thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of one one-ten thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) the shares of Common Stock of such Principal Party received by each holder of a Right upon exercise of that Right shall be fully paid and nonassessable; (iii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iv) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (v) such Principal Party shall take such steps (including without limitation the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (vi) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.
(b) “Principal Party” shall mean:
(i) in the case of any transaction described in clause (x) or (y) of the first (1st) sentence of Section 13(a) hereof, (A) the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted, changed or exchanged in such merger, consolidation or combination (or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest market value) or (B) if no securities are so issued, the Person that is the other party to such merger (and survives the merger), consolidation or combination (or, if there is more than one such Person, the Person the Common Stock of which has the greatest market value), or if the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company, if it survives); and
(ii) in the case of any transaction described in clause (z) of the first (1st) sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest market value; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of Section 13(a) and Section 13(b) hereof shall promptly be performed in accordance with their terms, that all rights of first refusal or preemptive rights in respect of the issuance of Common Stock of such Principal Party upon exercise of outstanding Rights have been waived, that there are no rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights and that such Section 13 Event shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Section 13(a) and Section 13(b) hereof and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party will:
(i) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date, and to similarly comply with applicable state securities laws;
(ii) use its best efforts to list or obtain quotation of (or continue the listing or quotation of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or by an automated quotation service; and
(iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.
The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, combinations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.
(d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons (or a wholly-owned Subsidiary of any such Person or Persons) who acquired shares of Common Stock pursuant to a Qualifying Offer, (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

(e) The Company covenants and agrees not to consummate a transaction constituting a Section 13 Event unless a Distribution Date shall have occurred as a result of the actions described in clauses (i) or (ii) of Section 3(a) hereof or unless the Board takes all actions that may be necessary to cause Rights Certificates to be distributed as contemplated by clause (iii) of Section 3(a) hereof.
Section 14. Fractional Rights and Fractional Shares.
(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Sections 11(i) and (p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of any such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the “current market value of a whole Right” shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent, shall be used.
(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-ten thousandth (0.0001) of a share of Preferred Stock, unless, at the Company’s option, the Company issues depositary receipts therefor) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock, unless, at the Company’s option, the Company issues depositary receipts therefor. In lieu of issuing fractional shares of Preferred Stock, the Company may, at its election, issue depositary receipts evidencing fractions of shares pursuant to an appropriate agreement between the Company and a depositary selected by it provided that the holders of such depositary receipts shall have all of the rights, privileges and preferences to which they would be entitled as beneficial owners of Preferred Stock. With respect to fractional shares that are not integral multiples of one one-ten thousandth (0.0001) of a share of Preferred Stock, if the Company does not issue such fractional shares or depositary receipts in lieu thereof, there shall be paid to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-ten thousandth (0.0001) of a share of Preferred Stock. For purposes of this Section 14(b), the “current market value of one one-ten thousandth (0.0001) of a share of Preferred Stock” shall be one one-ten thousandth (0.0001) of the closing price of a share of Preferred Stock (or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(ii) hereof)) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the “current market value of one (1) share of Common Stock” shall be the closing price of one (1) share of Common Stock, or if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
(d) The holder of a Right by the acceptance of that Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as required by this Section 14.
Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in the holder’s own behalf and for the holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, the holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder by any Person subject to this Agreement.
Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock of the Company;
(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated certificate for Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or the associated certificate for Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and
(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.
Section 17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-ten thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.
(a) The Company agrees to pay to the Rights Agent such compensation as shall be agreed in writing between the Company and the Rights Agent for all services rendered by the Rights Agent hereunder and, from time to time, on demand of the Rights Agent, reimbursement for its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

(b) The Rights Agent shall be authorized to rely on, shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in connection with its administration of this Agreement in reliance upon, any Rights Certificate or certificate for Common Stock or for other securities of the Company or upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
Section 19. Merger or Consolidation or Change of Name of Rights Agent.
(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b) If at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates, nor shall it be required to verify the same (except as to its countersignature on such Rights Certificates). All such statements and recitals are and shall be deemed to have been made by the Company only.
(e) The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereon); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Sections 11, 13 or 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock of the Company to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock of the Company will, when so issued, be validly authorized and issued, fully paid and nonassessable.
(f) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith in accordance with the advice or instructions of any such officer.
(h) The Rights Agent and any shareholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, become pecuniarily interested in any transaction in which the Company may be interested, contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holders or Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct on the part of the Rights Agent in the selection and continued employment thereof.
(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not assured to it.
(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or clause 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and Preferred Stock of the Company, by registered or certified mail, and to the holders of the Rights Certificates, if any, by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock of the

Company, by registered or certified mail, and to the holders of the Rights Certificates, if any, by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent appointed by the Company or by such a court shall be (a) a Person organized and doing business under the laws of the United States, the State of Delaware or of any other state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise shareholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock of the Company and shall mail a notice thereof in writing to the registered holders of the Rights Certificates, if any. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if and to the extent that the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued and (ii) no such Rights Certificate shall be issued if and to the extent that appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.
(a) The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day (or such specified or unspecified later date as may be determined by the Board before the Rights cease being redeemable) following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) Business Day following the Record Date) and (ii) the Final Expiration Date (the “Redemption Period”), direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The Company may, at its option, pay the Redemption Price in shares of Common Stock of the Company (based on the Current Market Price of the Common Stock of the Company at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board pursuant to this Section 23(a) may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired.
(b) Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to each such holder at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless notice is mailed together with such payment.
Section 24. Exchange.
(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one (1) share of Common Stock per Right (or at such other exchange ratio as the Board may determine), appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. The exchange of the Rights by the Board pursuant may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) of this Agreement and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.
(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preference Stock) for Common Stock exchangeable for Rights, at the initial rate of one one-ten thousandth (0.0001) of a share of Preferred Stock (or Equivalent Preference Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.
(d) In the event that (i) the number of shares of Common Stock which are authorized by the Company’s Certificate of Incorporation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24 and (ii) the Board determines to exchange shares of Common Stock for Rights pursuant to this Section 24, then the Board shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.
(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(e), the “current market value of a whole share of Common Stock” shall be the closing price of a share of Common Stock (as determined pursuant to the second (2nd) sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.
(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision or split of outstanding shares of Preferred Stock), (iv) to effect any consolidation, combination or merger into or with any other Person or Persons (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent (50%) or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof) or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, combination, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock of the Company, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock of the Company for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock of the Company, whichever shall be the earlier.
(b) In case a Section 11(a)(ii) Event shall occur, then (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible, and to the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in Section 25(a) above to Preferred Stock of the Company shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to other securities.
(c) The failure of the Company to give any notice provided for in this Section 25, or any defect therein, shall not (i) relieve the Company of any of its other obligations under this Agreement or (ii) affect the legality or validity of the action for which such notice was hereby required.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Allied Healthcare International Inc.
245 Park Avenue
New York, New York 10167
Attention:	Sandy Young
Chief Executive Officer

with a copy to:

Edwards Angell Palmer & Dodge LLP
750 Lexington Avenue
New York, New York 10022
Attention:	Leslie Levinson, Esq.
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021
Attention:	Client Services
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27. Supplements and Amendments.
(a) Prior to the Distribution Date, and subject to the penultimate sentence of this Section 27(a), the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including, without limitation, any extension of the period in which the Rights may be redeemed, any increase in the Purchase Price and any extension of the Final Expiration Date), so long as the duties, liabilities and indemnification of the Rights Agent are not affected, without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, and subject to the penultimate sentence of this Section 27(a), the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement, so long as the duties, liabilities and indemnification of the Rights Agent are not affected, without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder (including the redemption period prior to the Rights becoming non-redeemable), or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed, or to modify the ability (or inability) of the Board to redeem the Rights, in either case at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person). Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price or the number of one one-ten thousandths of a share of Preferred Stock for which a Right is exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.
(b) Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.
Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29. Determinations and Actions by the Board, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock of the Company outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of the Company of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including without limitation for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board or the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board to any liability to the holders of the Rights or otherwise and the Rights Agent may assume that any such actions, calculations, interpretations and determinations made by the Board or the Company, were made in good faith, without the need to inquire or investigate such action whatsoever.

Section 30. Independent Director Evaluation. A committee of the Board shall review this Agreement in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company and its shareholders. Such committee shall conduct such review periodically when, as and in such manner as the committee deems appropriate, after giving due regard to all relevant circumstances; provided, however, that the committee shall take such action at least annually. Following each such review, such committee will report its conclusions to the full Board, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. Such committee shall be comprised only of Independent Directors of the Company. Such committee is authorized to retain, at the expense of the Company, such legal counsel, financial advisors and other advisors as the committee deems appropriate in order to assist the committee in carrying out its foregoing responsibilities under this Agreement. Such committee shall initially be the Nominating Committee of the Board, provided that the Board may, at its discretion, delegate this review to another committee of Independent Directors (whether such committee be a permanent committee of the Board or ad hoc) pursuant to this Section 30.
Section 31. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company).
Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision of this Agreement requiring that a determination be made by less than the entire Board (or at a time or with the concurrence of a group of directors consisting of less than the entire Board) is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the entire Board in accordance with applicable law and the certificate of incorporation and bylaws of the Company, each as then in effect.
Section 33. Governing Law. The validity, enforceability, interpretation and performance of this Agreement, each Right and each Rights Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts made and to be performed entirely within such state.

Section 34. Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 35. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation (but only if beyond the reasonable control of the Rights Agent), acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ALLIED HEALTHCARE INTERNATIONAL INC.
By:	/s/ Sandy Young
	Name:	Alexander S. Young
	Title:	Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:	/s/ Michael Lang
	Name:	Michael Lang
	Title:	Senior Vice President

Exhibit A
CERTIFICATE OF AMENDMENT
of the
CERTIFICATE OF INCORPORATION
of
ALLIED HEALTHCARE INTERNATIONAL INC.
(Under Section 805 of the Business Corporation Law)
It is hereby certified that:
FIRST: The name of the Corporation is “Allied Healthcare International Inc.”
The name under which the Corporation was formed is United States Home Health Care Corp.
SECOND: The date that the Certificate of Incorporation of the Corporation was filed with the Department of State is November 30, 1981.
THIRD: The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to designate up to five thousand (5,000) shares of the authorized ten million (10,000,000) shares of preferred stock as Series A Preferred Stock.
FOURTH: Section I of Article FOURTH of the Certificate of Incorporation, relating to the preferred stock which the Corporation shall have the authority to issue, is hereby amended by adding the following provisions at the end thereof:
“SERIES A PREFERRED STOCK
The Board of Directors has authorized a series of Preferred Stock which series shall be designated as Series A Preferred Stock, $.01 par value per share (the “Series A Preferred Stock”), and the number of shares constituting such series shall be Five Thousand (5,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares of Series A Preferred Stock then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

(a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock, if any, ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (x) $.01 ($.04 per annum) and (y) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock (the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after April 2, 2009 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (y) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in the above paragraph immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
Dividends shall accrue and be deemed to accrue from day to day whether or not declared and shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.
(b) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.
(c) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 5(a) of this Article Four are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii) pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under this Section (c), purchase or otherwise acquire such shares at such time and in such manner.
(d) Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
(e) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 10,000 (as appropriately adjusted as set forth in the paragraph below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, holders of Series A Preferred Stock and holders of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(f) In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(g) The shares of Series A Preferred Stock shall not be redeemable.

(h) Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.
(i) The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock, if any, as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.
(j) Holders of Series A Preferred Stock will have no preemptive rights to subscribe for or purchase additional shares of any class of stock or other security of the Corporation.
(k) The shares of Series A Preferred Stock shall not be convertible into or exchangeable for shares of any other class.
(l) This Certificate of Incorporation shall not be further amended in any manner which would alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely in a material manner without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.”
FIFTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by a vote of the Board of Directors of the Corporation. Under Section 502 of the Business Corporation Law, shareholder approval was not required to approve the foregoing amendment to the Certificate of Incorporation.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, we have executed and subscribed this Certificate of Amendment on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.
Dated: April ___, 2009

By:
Name:
Title:

Exhibit B
[Form of Rights Certificate]

Certificate No. R-	Rights
NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), SUBJECT TO EARLIER REDEMPTION OR EXPIRATION OR EXCHANGE PURSUANT TO THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO IS, WAS OR BECAME AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF SUCH RIGHTS AGREEMENT.]*
RIGHTS CERTIFICATE
ALLIED HEALTHCARE INTERNATIONAL INC.
This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of April 2, 2009, as amended, restated, renewed or extended from time to time (the “Rights Agreement”), between Allied Healthcare International Inc., a New York corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M., New York time, on the Final Expiration Date (as defined in the Rights Agreement) (unless the Rights evidenced hereby shall

*	The portion of the legend in brackets shall be inserted only if applicable, shall be modified to apply to an Acquiring Person, an Associate or Affiliate of an Acquiring Person and certain transferees of the foregoing, as applicable, and shall replace the preceding sentence.

have been previously redeemed by the Company or exchanged) at the office or offices of the Rights Agent, or its successor as Rights Agent, designated for such purpose, one one-ten thousandth (0.0001) of a fully paid, nonassessable share of Series A Preferred Stock of the Company, par value $0.01 per share (the “Preferred Stock”), at a purchase price of $20.00 per one one-ten thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of April 2, 2009, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. The holder of the Rights evidenced hereby consents and agrees that, subject to the terms of the Rights Agreement, the Company and the Rights Agent may deem and treat the Person in whose name this Rights Certificate is registered as the absolute owner hereof and of the Rights evidenced hereby (notwithstanding any notations of ownership or writing on this Rights Certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be required to be affected by any notice to the contrary.
As more fully set forth in the Rights Agreement, from and after the first occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after such Acquiring Person becomes such, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Triggering Event, whether under the Rights Agreement or otherwise.
As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate, are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as defined in the Rights Agreement).
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Reference is also made to the Rights Agreement for definitions of capitalized terms used and not defined herein. Copies of the Rights Agreement are on file at the principal office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-ten thousandths of a share of Preferred Stock (or such other securities which may be issuable upon the exercise of the Rights) as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement) and (ii) the Final Expiration Date (as defined in the Rights Agreement). In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such redemption or exchange, and without any further action or any notice, the Rights (other than, in the case of an exchange, Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the redemption price or the shares issuable upon such exchange, respectively.
If the Company so determines, no fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-ten thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof, a cash payment will be made, as provided in the Rights Agreement.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
[Remainder of page intentionally left blank]

WITNESS the facsimile signature of the proper officers of the Company.
Dated as of                     , 20

ATTEST:		ALLIED HEALTHCARE INTERNATIONAL INC.

By:		By:

	Name:		Name:
	Title:		Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:

Authorized Signature

[Form of Reverse Side of Rights Certificate]
ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:                     ,

Signature
Signature Medallion Guaranteed:

Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Rights Certificate [     ] are [     ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an Associate or Affiliate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [     ] did [     ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Associate or Affiliate of an Acquiring Person.
Dated:                     ,

Signature
Signature Medallion Guaranteed:

NOTICE
The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)
To: Allied Healthcare International Inc.
The undersigned hereby irrevocably elects to exercise                      Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other Person which may be issuable or such other assets which may be deliverable upon the exercise of the Rights) and requests that certificates for any such shares or securities be issued in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Dated:                     ,

Signature
Signature Guaranteed:

Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Rights Certificate [     ]are [     ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Associate or Affiliate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [     ]did [     ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Associate or Affiliate of an Acquiring Person.
Dated:                     ,

Signature
Signature Guaranteed:

NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C
SUMMARY OF RIGHTS TO PURCHASE
SERIES A PREFERRED STOCK
On March 23, 2009, the Board of Directors of Allied Healthcare International Inc., a New York corporation (the “Company”), declared a dividend distribution of one right (a “Right”) for each outstanding share of the Company’s common stock, par value $.01 per share (the “Common Stock”), to shareholders of record at the close of business on April 2, 2009 (the “Record Date”). The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”), dated as of April 2, 2009, between the Company and Computershare Trust Company, N.A., as Rights Agent.
Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates (the “Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a distribution date (a “Distribution Date”) will occur upon the earlier to occur of (1) the tenth (10th) business day following the date (the “Stock Acquisition Date”) of the first public announcement by the Company or an Acquiring Person (as defined below) that any person or entity (a “Person”) or group (other than an Exempt Person (as defined below) has become the beneficial owner of twenty percent (20%) or more of the Common Stock then outstanding (an “Acquiring Person”) and (2) the tenth (10th) business day following the commencement of a tender or exchange offer by a Person, if upon its consummation, such Person would become an Acquiring Person.
An “Exempt Person” means (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or any of its subsidiaries, (iv) any Person organized, appointed, established or holding Common Stock by, for or pursuant to the terms of any employee benefit plan, (v) a Person who becomes the beneficial owner of twenty percent (20%) or more of the Common Stock then outstanding as a result of a reduction in the Common Stock outstanding due to repurchases of stock by the Company, (vi) a Person who the Board of Directors determines inadvertently became the beneficial owner of twenty percent (20%) or more of the Common Stock then outstanding so long as such Person as promptly as practicable divests a sufficient number of shares of Common Stock so as to no longer own shares at or above the twenty percent (20%) ownership threshold, and (vii) a Person who, on the date of the Rights Agreement, beneficially owned twenty percent (20%) or more of the Common Stock then outstanding so long as such Person, while the beneficial owner of twenty percent (20%) or more of the Common Stock then outstanding, does not acquire more than one-half of one percent (0.5%) or more of the Common Stock then outstanding.
Until the Distribution Date, (1) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (2) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (3) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

The Rights are not exercisable until the Distribution Date and, if no Distribution Date occurs, will expire on the Close of Business on (i) April 1, 2012, if the Rights Agreement is approved at the 2010 annual meeting of shareholders by the affirmative vote of the holders of a majority of the voting power of the shares of stock of the Company who are present or represented by proxy and entitled to vote on the matter at a meeting of the shareholders held in accordance with applicable law, or (ii) on the business day after the 2010 annual meeting of shareholders, if the Rights Agreement is not so approved at the 2010 annual meeting of shareholders, in each case, unless the Rights are previously redeemed, exchanged or terminated. Each Right entitles the registered holder to purchase from the Company one one-ten thousandth (0.0001) of a share of the Company’s Series A Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”), at a purchase price of $20.00 per one one-ten thousandth (0.0001) of a share. The amount and type of securities that may be purchased upon exercise of a Right is subject to adjustment, as described below. Because of the nature of the dividend, liquidation and voting rights of the Series A Preferred Stock, the value of the one one-ten thousandth (0.0001) of a share of Series A Preferred Stock purchasable upon exercise of a right is intended to approximate the value of one (1) share of Common Stock.
As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except for shares issued upon the exercise of stock options or as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the close of business on the Distribution Date will be issued with Rights.
In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two (2) times the exercise price of the Right. The foregoing will not apply, however, to an acquisition of shares of Common Stock pursuant to a tender or exchange offer for all outstanding shares of the Company, at a price and on terms determined by a majority of the independent directors of the Company, after receiving advice from an investment banking firm, to be fair and otherwise in the best interest of the Company and its shareholders (a “Qualifying Offer”). In addition, following the occurrence of the event set forth in the first (1st) sentence of this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person will be null and void.
For example, at an exercise price of $20.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in first (1st) sentence of the preceding paragraph would entitle its holder to purchase $40.00 worth of Common Stock (or other consideration, as noted above) for $20.00. Assuming that the Common Stock had a per share value of $5.00 at such time, the holder of each valid Right would be entitled to purchase eight shares of Common Stock for $20.00.

In the event that, after a Person becomes an Acquiring Person, (i) the Company is acquired in a merger or other business combination transaction (x) in which the Company is not the surviving entity (other than a merger consummated pursuant to a Qualifying Offer), or (y) in which the Company is the surviving entity and the Common Stock is changed or exchanged or the Common Stock remains outstanding but constitutes less than fifty percent (50%) of the shares outstanding immediately following the merger, or (ii) fifty percent (50%) or more of the Company’s assets, earning power or cash flow is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two (2) times the exercise price of the Right. However, the right to purchase common shares of the acquiring company will not apply to a transaction described in clause (i) of the first (1st) sentence of this paragraph which is a Qualifying Offer and which meet certain other conditions set forth in the Rights Agreement. The events set forth in the first (1st) sentence of this paragraph and in the first (1st) sentence of the seventh (7th) paragraph of this summary are referred to as the “Triggering Events.”
At any time until ten (10) business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.
At any time after a Person becomes an Acquiring Person and prior to the acquisition by a Person and its affiliates (other than a Person of the type described in clauses (i), (ii), (iii) or (iv) in the third (3rd) paragraph of this summary) of fifty percent (50%) or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights which have become null and void), in whole or in part, at an exchange ratio of one (1) share of Common Stock (or at such other exchange ratio as the Board of Directors shall determine), or one one-ten thousandth (0.0001) of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment). Immediately upon the action of the Board of Directors ordering exchange of any of the Rights, such Rights will terminate and the only right of the holders of such Rights will be to receive the exchange shares.
Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of an acquiring company or in the event of the redemption of the Rights.

Any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date, with certain exceptions. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors, with certain exceptions, in order to cure any ambiguity, to shorten or lengthen any time period under the Rights Agreement or to make changes which do not materially adversely affect the interests of holders of Rights (other than an Acquiring Person or its affiliates).
The Rights Agreement provides that is shall be reviewed annually by a committee of independent directors of the Company in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company and its shareholders. Following its review, the committee of independent directors will report its conclusions to the full Board of Directors, including any recommendation as to whether the Rights Agreement should be modified or the Rights should be redeemed.
The term “beneficial ownership” is defined in the Rights Agreement and includes, among other things, certain derivative or synthetic arrangements having characteristics of a long position in shares of Common Stock.
A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an exhibit to a current report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

REVOCABLE PROXY CARD – ALLIED HEALTHCARE INTERNATIONAL INC.
This proxy card is being solicited on behalf of the Board of Directors.
The undersigned shareholder of Allied Healthcare International Inc. (the “Company”) hereby appoints each of Alexander (Sandy) Young, Paul Weston and Marvet Abbassi, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all shares of the common stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the annual meeting of shareholders of the Company, to be held at the offices of Edwards Angell Palmer & Dodge LLP, 750 Lexington Avenue, New York, NY 10022 on May 18, 2010 at 10:00 a.m., local time, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the annual meeting and any adjournments or postponements thereof.
This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.
The validity of this proxy is governed by the New York Business Corporation Law and applicable federal securities laws. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the annual meeting of shareholders.
Unless otherwise specified, this proxy card will be voted “FOR” the election of directors, “FOR” proposal 2 and “FOR” proposal 3 and in the discretion of the proxies with respect to all other matters which may properly come before the annual meeting and any adjournments or postponements thereof. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 31, 2010, and the annual report to shareholders of the Company for the fiscal year ended September 30, 2009. The undersigned hereby revokes any proxy or proxies heretofore given.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2010
Our proxy statement and our annual report to shareholders for the fiscal year ended September 30, 2009 are available at http://www.ir-site.com/alliedhealthcare/proxy.asp.

ELECTRONIC VOTING INSTRUCTIONS
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 17, 2010.

VOTE BY INTERNET
•	Log on to the Internet and go to www.investorvote.com/AHCI

•	Follow the steps outlined on the secured website.
VOTE BY TELEPHONE
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

(Continued and to be signed on the reverse side)

ANNUAL MEETING PROXY CARD

The Board of Directors recommends a vote FOR the election of directors and FOR Proposals 2 and 3.

1. Election of Directors
		Nominees				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	1 2 3 4 5 6 7	ALEXANDER (SANDY) YOUNG SOPHIA CORONA G. RICHARD GREEN MARK HANLEY WAYNE PALLADINO JEFFREY S. PERIS ANN THORNBURG	2.	Ratification of the Rights Agreement, dated April 2, 2009, as amended March 10, 2010, between the Company and Computershare Trust Company, N.A., as rights agent.	☐	☐	☐

						FOR	AGAINST	ABSTAIN
						☐	☐	☐

				3.	Ratification of the appointment by the Company’s Audit Committee of Eisner LLP as the Company’s independent auditors for the fiscal year ending September 30, 2010.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
				4.	In their discretion, the above named proxies are authorized to vote in accordance with their own judgment on such other matters as may properly come before the annual meeting.
☐	FOR ALL EXCEPT (See Instructions below)

INSTRUCTIONS:	To withhold a vote for one or more nominees, mark “FOR ALL EXCEPT” and the corresponding numbered box(es): ☐ 1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐ 6 ☐ 7

Change of Address – Please print new address below.

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as an attorney, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

	Please keep signature within the box		Please keep signature within the box	Date:
Signature 1		Signature 2

FORM OF INSTRUCTION FOR DEPOSITORY INTERESTS
ALLIED HEALTHCARE INTERNATIONAL INC.
Depository Interests
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2010
This form of instruction is being solicited on behalf of the Board of Directors.
The undersigned holder of depository interests representing shares of common stock of Allied Healthcare International Inc. (the “Company”) hereby directs Computershare Company Nominees Limited to vote the depository interests which the undersigned is entitled to vote at the annual meeting of shareholders of the Company, to be held at the offices of Edwards Angell Palmer & Dodge LLP, 750 Lexington Avenue, New York, NY 10022 on May 18, 2010 at 10:00 a.m., local time, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the annual meeting and any adjournments or postponements thereof.
This Form of Instruction, when properly executed, will be voted in the manner directed herein by the undersigned.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 31, 2010, and the annual report to shareholders of the Company for the fiscal year ended September 30, 2009.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2010
Our proxy statement and our annual report to shareholders for the fiscal year ended September 30, 2009 are available at http://www.ir-site.com/alliedhealthcare/proxy.asp.
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET VOTING, WHICH IS AVAILABLE 24 HOURS, 7 DAYS A WEEK

ELECTRONIC VOTING INSTRUCTIONS
You can vote by Internet!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet must be received by 11:59 p.m., Eastern Time, on May 17, 2010.
VOTE BY INTERNET
•	Log on to the Internet and go to www.investorvote.com/AHCI

•	Follow the steps outlined on the secured website.
(Continued and to be signed on the reverse side)

ANNUAL MEETING FORM OF INSTRUCTION

The Board of Directors recommends a vote FOR the election of directors and FOR Proposals 2 and 3.

1. Election of Directors
Nominees
☐	FOR ALL NOMINEES	1	ALEXANDER (SANDY) YOUNG
		2	SOPHIA CORONA
		3	G. RICHARD GREEN
		4	MARK HANLEY
		5	WAYNE PALLADINO
		6	JEFFREY S. PERIS
		7	ANN THORNBURG

WITHHOLD AUTHORITY
☐	FOR ALL NOMINEES

FOR ALL EXCEPT
☐	(See Instructions below)

INSTRUCTIONS:		To withhold a vote for one or more nominees, mark “FOR ALL EXCEPT” and the corresponding numbered box(es): ☐ 1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐ 6 ☐ 7

Change of Address – Please print new address below.

		FOR	AGAINST	ABSTAIN

		☐	☐	☐

2.	Ratification of the Rights Agreement, dated April 2, 2009, as amended March 10, 2010, between the Company and Computershare Trust Company, N.A., as rights agent.

		FOR	AGAINST	ABSTAIN

		☐	☐	☐

3.	Ratification of the appointment by the Company’s Audit Committee of Eisner LLP as the Company’s independent auditors for the fiscal year ending September 30, 2010.

Note:
This Form of Instruction must be executed by the Depository Interest holder or his/her attorney. When shares are held jointly, only one holder need sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. In the case of a corporation, the Form of Instruction should be signed by a duly authorized official whose capacity should be stated or by an attorney.

	Please keep signature within the box		Please keep signature within the box	Date:
Signature 1		Signature 2